Exhibit 99.1

THIS LEASE made the___ day of May. 2015

BETWEEN:

ROI Dev Canada Inc.

(“ROI”) and

1016566 B.C. LTD.

(the “Registered Owner”)

(ROI and the Registered Owner. collectively the "Landlord")

AND:

LNG CANADA DEVELOPMENT INC.

(the “Tenant”)

RECITALS

A.	The Landlord and the Tenant (collectively, the "Parties") entered into a development agreement dated May ___ 2015 (the "Development Agreement). under the terms of which the Landlord agreed to construct the Development (as defined below), and the Tenant agreed to lease 35 residential units located in Phase I (as defined below) under the terms of this Lease.

B.	Under the terms of the Development Agreement, the term of this Lease shall only commence upon the Landlord totally completing its work with respect to the construction and development of Phase I (as defined below) including, without limitation, the Buildings (as defined below) and associated improvements, and upon the Landlord achieving Total Completion of the Work (as defined in the Development Agreement). all in accordance with the provisions more fully set out in the Development Agreement: and

C.	The Landlord has agreed to grant, and the Tenant has agreed to take, a lease of the Rental Units (as defined below), subject to the terms and conditions herein contained.

NOW THEREFORE, in consideration of the rents hereby reserved and the covenants and agreements on the part of the parties herein contained, the parties hereto covenant and agree each with the other as follows:

1. RESIDENTIAL TENANCY ACT

1.1	The Residential Tenancy Act, SBC 2902. c. 78 as amended. and Regulations thereto made from time to time (collectively. the "Acts), require that all residential lease agreements contain certain prescribed terms and conditions. Those terms and conditions are contained in this Lease and are identified as such by being written in italics.

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1.2	The terms of this tenancy agreement and any changes or additions to the terms may not contradict or change any right or obligation under the Residential Tenancy Act or a regulation made under that Act or any standard term. If a term of this tenancy agreement does contradict or change such a right, obligation or standard term, the term of the tenancy agreement is void.

1.3	Any change or addition to this tenancy agreement must be agreed to in writing and initialed by both the landlord and the tenant It a change is not agreed tom writing, is not initialed by both the landlord and the tenant or is unconscionable, it is not enforceable.

1.4	The requirement for agreement under Section 1.3 does not apply to the following:

(a)	a rent increase given in accordance with the Residential Tenancy Act;

(b)	a withdrawal of, or a restriction on, a service or facility in accordance with the Residential Tenancy Act;

(c)	a term in respect of which a landlord or tenant has obtained an order of the director that the agreement of the other is not required.

1.5	The Landlord and the Tenant acknowledge and agree that the provisions of this Lease:

(a)	address a number of subject matters not contemplated or regulated by the Act; and

(b)	expand upon and provide further clarity in respect of a number of matters contemplated or regulated by the Act.

The Landlord and the Tenant agree that the provisions described in Sections 1.5(a) and 1.5(b) above are intended to be in addition to and/or provide further clarification in respect of the subject matters contemplated or regulated by the ACt and are not intended to be inconsistent with the provisions of the Act or an attempt to contract out of and/or avoid the application of the Act. To the extent any such provisions of this Lease are determined by any authority having jurisdiction over this Lease to be inconsistent with the Act and/or an attempt to contract out of or avoid the provisions of the Act. the Parties agree that they shall work together, each acting reasonably, to amend the Lease in the manner required by such authority to ensure that the Lease is consistent and in compliance with the Act.

2. DEFINITIONS

In this Lease:

(a)	“Affiliate" means, in reference to a Person, any other Person that: (x) directly or indirectly controls or is controlled by the first Person; or (y) is directly or indirectly controlled by a Person that also directly or indirectly controls the first Person; and for the purposes of this definition. a Person controls another Person if such Person has the power to direct Of cause the direction of the management and policies of the other Person. whether directly or indirectly, through one or more intermediaries or otherwise, and whether by ownership of shares or other equity interests, the holding of voting rights or contractual rights, by being the general partner of a limited partnership, or otherwise. For the purposes of this Lease. each of the Participants and any Affiliate of any of the Participants are all deemed to be Affiliates of the Tenant. Notwithstanding the foregoing:

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(i)	an Affiliate of Shell Canada Energy includes:

(A)	Royal Dutch Shell plc; and

(B)	any Person which is from time to time controlled by Royal Dutch Shell plc; and

(C)	any Person which has a service agreement with Shell Canada Energy and/or any other Person as defined under (A) or (B) above pursuant to which it pays on a cost sharing or recovery basis a proportion of certain of the costs of Shell Canada Energy or such Other Person:

(ii)	in respect of Brion Kitimat LNG Partnership, no Affiliate of Brion Kitimat LNG Partnership shall include any entity that is owned of controlled directly or indirectly by the Government of the People's Republic of China. other than China National Petroleum Corporation and Persons controlled, directly or indirectly, by China National Petroleum Corporation; and

(iii)	In respect of Kogas Canada LNG Ltd., no Affiliate of Kogas Canada LNG Ltd. shall include any entity that is owned or controlled directly or indirectly by the Government of South Korea. other than Korea Gas Corporation and Persons controlled, directly or indirectly, by Korea Gas Corporation;

(b)	“Applicable Laws” means all statutes, provisions of laws (including the common law), regulations, bylaws, building codes, orders, judgements, permits, decrees. injunctions, rules. guidelines. ordinances. standards, codes of practice, and orders and requirements of. and the terms of all judgments, orders and decrees issued by. any Governmental Authority (including WorkSafe BC) having jurisdiction at any time and from time to time in force, including without limitation, all laws relating to pollution or protection of the environment, or health and safety of the workplace or place of residence:

(c)	"Buildings" means, collectively: (i) the three (3), three (3) storey residential apartment buildings containing thirty-six (36) apartment units; (ii) one (1) building containing five (5) townhomes: and (iii) one (1) building containing four (4) townhomes; all located in Phase I in Kitimat. British Columbia, and municipally and legally described under the heading 'Buildings" in Schedule E attached hereto:

(d)	“Common Property" means the common property of the Development, and "common property" has the meaning set out in the Strata Property Act (British Columbia):

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(e) "**Confidential Information**" means the existence and the terms and conditions of this Lease, all confidential or proprietary information of the Disclosing Party or its direct or indirect subsidiaries, and in the case of the Tenant and the Participants, disclosed in connection with this Lease by the Disclosing Party or its Representatives, whether disclosed before or after the execution of this Lease and, without limiting the generality of the foregoing, includes all financial, operating, technical and other information and materials concerning the Disclosing Party, or its direct or indirect subsidiaries and, in the case of the Tenant, relating to the Participants or their respective properties, assets and prospects, which is furnished to a Receiving Party by a Disclosing Party, but specifically excluding:

(i) information which is generally available to the public or becomes available as a result of a disclosure by any Party which is authorized by this Lease;

(ii) information which was available to the Receiving Party on a non-confidential basis prior to its disclosure by the Disclosing Party;

(iii) information which becomes available to the Receiving Party on a non-confidential basis from a third party, provided that the source of such disclosure is not to the knowledge of the Receiving Party bound by a confidentiality agreement with the Disclosing Party or its Representatives;

(iv) information which is independently developed by the Receiving Party or its Representatives without reference to any information of the Disclosing Party; and

(v) any information which is required to be disclosed by a court of competent jurisdiction; or any information which is required to be disclosed pursuant to the timely disclosure requirements imposed by Applicable Laws or by stock exchange policies applicable to the Receiving Party;

(f) "**Contaminants**" means any radioactive materials, asbestos materials, urea formaldehyde, pollutants, contamination, deleterious substances, dangerous substances, hazardous, corrosive or toxic substances, hazardous waste or waste of any kind or any other substance for which the storage, manufacture, disposal, treatment, generation, use, transport, remediation or release into the environment is prohibited, controlled or regulated under Environmental and Safety Laws;

(g) "**Development**" means the phased multi-building residential complex located in Kitimat, British Columbia, comprised of Phase I and Phase II and all components of each of them;

(h) "**Disclosing Party**" means a Party which has disclosed Confidential Information to another Party;

(i) "**Environmental and Safety Laws**" means all Applicable Laws relating to pollution or protection of the environment, or health and safety of the workplace;

(j) "**Governmental Authority**" means any domestic or foreign government, including any federal, provincial, state, territorial, county, municipal or local government, and any government established court, agency, tribunal, commission or other authority exercising or purporting to exercise executive, legislative, judicial, regulatory or administrative functions of, or respecting, government.

(k) "**Gross Negligence**" means any act or failure to act (whether sole, joint or concurrent) which seriously and substantially deviates from a diligent course of action or which is in reckless disregard of or wanton indifference of a risk known, or so obvious that it should have been known, and so as to cause harm to people, property or the environment; unless "gross negligence" has a different meaning ascribed to it under Applicable Laws and such meaning is established by statute, regulation or other written law or by judicial precedent and is in clear, unambiguous terms and closed to conflicting judicial interpretation, in which case "Gross Negligence" shall have such ascribed meaning;

(l) "**Landlord Group**" means, collectively, the Landlord and its directors, officers, servants, agents, employees, contractors and those for whom the Landlord is responsible in law;

(m) "**Other Buildings**" means, collectively, the four (4), three (3) storey residential apartment buildings located in Phase II in Kitimat, British Columbia, and municipally and legally described under the heading "Other Buildings" in Schedule E attached hereto;

(n) "**Participants**" means the Persons that have a participating interest in the Project from time to time; as of the date of this Lease, the Participants are Shell Canada Energy, Diamond LNG Canada Ltd., Kogas Canada LNG Ltd. and Brion Kitimat LNG Partnership , with participating interests in the Project of 50%, 15%, 15% and 20% respectively;

(o) "**Person**" means any individual, partnership, limited partnership, firm, trust, body corporate, government, governmental body, agency or instrumentality, unincorporated body of persons or association;

(p) "**Phase I**" means, collectively, the Buildings, all Common Property associated with the Buildings and the forty-five (45) residential units contained in the Buildings, together with parking facilities, storage units and other amenities, all as to be more fully described and determined in accordance with the provisions of the Development Agreement and, once so determined, set out in Schedule F attached hereto;

(q) "**Phase II**" means, collectively, the Other Buildings, all Common Property associated with the Other Buildings and the forty-eight (48) residential units contained in the Other Buildings, together with parking facilities, storage units and other amenities, all as to be more fully described and determined in accordance with the provisions of the Development Agreement and, once so determined, set out in Schedule F attached hereto;

(r) **"Project"** means the realization of a liquefied natural gas liquefaction facility in Kitimat, British Columbia, and all ancillary appurtenances;

(s) **"Property"** means the lands located in Kitimat, British Columbia which are municipally and legally described under the heading "Property" in Schedule E attached hereto;

(t) **"Punch List"** has the meaning ascribed to such term in the Development Agreement;

(u) **"Receiving Party"** means a Party which has received Confidential Information from another Party;

(v) **"Rental Units"** means, collectively, the thirty-five (35) residential apartment and town home units located in Phase I, each with private bathroom facilities, in-suite laundry facilities and the appliances, fixtures, fittings and other specifications as are all as more particularly described in Schedule A attached hereto; and **"Rental Unit"** means any one of the Rental Units;

(w) **"Representatives"** means, with respect to any Party, the designated representatives of that Party under this Lease and its directors, officers, councillors, employees, and financial, legal and accounting advisors and other consultants or agents who have a need to know the Confidential Information; for greater certainty, for the purposes of this Lease, the Representatives of the Tenant include the Participants;

(x) **"Strata Corporation"** means the strata corporation to be formed upon registration of the strata plan for the Development in accordance with the provisions of the Development Agreement;

(y) **"Strata Property Act"** means the *Strata Property Act* (British Columbia) and any regulations thereunder, all as amended or replaced from time to time;

(z) **"Tenant Group"** means, collectively, the Tenant and its directors, officers, servants, agents, employees and those for whom the Tenant is responsible in law including, without limitation, the Permitted Parties; and

(aa) **"Wilful Misconduct"** means a deliberate act or omission, the consequences of which were foreseen or foreseeable and intended to cause harm to people, property or the environment; unless "wilful misconduct" has a different meaning ascribed to it under Applicable Laws and such meaning is established by statute, regulation or other written law or by judicial precedent and is in clear, unambiguous terms and closed to conflicting judicial interpretation, in which case "Wilful Misconduct" shall have such ascribed meaning.

3. DEMISE

The Registered Owner is the registered owner, and ROI is the beneficial owner, of the Rental Units. The Landlord does demise and let to the Tenant, its successors and permitted assigns, as of and from the Occupancy Date, the Rental Units, as detailed in Schedule A attached hereto (which Rental Units, together with all other fixtures, fittings

and other improvements now or hereafter erected or placed thereon are herein collectively called the "**Premises**").

The Tenant, all Permitted Parties (as such term is defined in Subsection 7.1(d)(i)(A) of this Lease) and their invitees shall have the right to use all Common Property of the Development, including without limitation, all hallways, staircases and access ways intended for use in common by tenants of the Buildings and the Other Buildings, subject to the reasonable rules and regulations of the Landlord.

4. TERM

4.1 TO HOLD from the Occupancy Date (as defined below), for a term of five (5) years, subject to any reductions to that term in accordance with the provisions of the Development Agreement (herein called the "**Primary Term**"), with rights of extension for up to an additional three (3) years or an additional five (5) years as provided in Article 17 (the "**Extension Term**"). The Primary Term plus any Extension Term(s) are referred to, collectively, as the "**Term**". The Occupancy Date shall be the date determined pursuant to the provisions of the Development Agreement (the "**Occupancy Date**").

For clarity, the Term of this Lease shall commence on the Occupancy Date and the terms and conditions hereunder shall only become binding obligations of the Landlord and Tenant, from and after the Occupancy Date.

4.2 The Landlord and the Tenant agree that this Lease contains a fixed term tenancy, as that term is used in the Act, and that the provisions regarding overholding are set out in Section 22.1 hereof.

4.3 Notwithstanding Section 4.1, the Tenant may at any time after the Primary Term upon providing the Landlord with at least six months' advance notice in writing:

(a) terminate this Lease in whole; or

(b) surrender to the Landlord and thereby sever from this Lease any specific Rental Unit or Rental Units, with this Lease continuing to apply to the remaining Rental Units (save and except the Rent which shall be adjusted to account for the reduction in the number of Rental Units comprising the Premises). The Tenant shall surrender Rental Units under this Subsection 4.3(b) by written notice to the Landlord, which notice shall also detail the revised Rent payable hereunder.

4.4 The Landlord and the Tenant acknowledge and agree that: (i) not all specifics of the Development are known as of the date of this Lease and will be finalized in accordance with the provisions of the Development Agreement; and (ii) the Occupancy Date and the total duration of the Primary Term will not be known until the Landlord has achieved Total Completion of the Work in accordance with the provisions of the Development Agreement. In order to finalize the foregoing matters in the Lease following their determination in accordance with the provisions of the Development Agreement, within thirty (30) days following the Occupancy Date (as determined in accordance with the provisions of the Development Agreement), the Landlord and the Tenant shall enter into an amending agreement to this Lease in form and content acceptable to the Parties, each acting reasonably, confirming:

(a) the exact size and specifications of the Rental Units, the Buildings and the remainder of Phase I, including all amenities and facilities associated therewith;

(b) the description of Phase II, including specifications regarding the Other Buildings and all amenities and facilities associated with Phase II;

(c) the actual Occupancy Date and the expiration date of the Primary Term including, if applicable, any reductions to the Term made in accordance with the provisions of the Development Agreement;

(d) the municipal addresses and legal descriptions for each of: (A) the Property; (B) the Buildings; (C) the Other Buildings; and (D) the Rental Units; in all cases following registration of the strata plan in accordance with the provisions of the Development Agreement; and

(e) the legal name of the Strata Corporation following its creation in accordance with the provisions of the Development Agreement.

5. RENT

5.1 YIELDING AND PAYING THEREFOR during the Term to the Landlord the annual rent ("**Rent**"), based on a per Rental Unit basis, all as set out in Schedule C attached hereto under the heading "Rent".

Commencing on the Occupancy Date, the Tenant shall pay Rent in advance in equal quarterly instalments, as set out above, on the first business day of each and every calendar quarter during the Term in accordance with Section 6.1 below.

The Rent shall be "gross rent" and, subject to Section 5.2, shall be inclusive of all costs, charges and expenses associated with operating, maintaining, managing, repairing, replacing, inspecting, supervising and administering the Rental Units, the Parking Stalls, the Storage Units, the Bicycle Storage Units, the Buildings, the Other Buildings, the Common Property and the remainder of the Development (and all component parts thereof), and the performance of the obligations of the Landlord under this Lease, including without limitation, any costs, charges and expenses associated with:

(a) any taxes, rates, charges, levies and assessments imposed by any taxing or assessing authority, including without limitation any property tax, housing or hotel type levy, in respect of the Rental Units and all other portions of the Development;

(b) janitorial services (for common areas only);

(c) clearing of snow;

(d) garbage and recycling removal (from common areas designated for garbage removal only);

(e) insurance premiums to obtain the insurance policies required to be maintained by the Landlord in accordance with the provisions of this Lease and any insurance deductibles payable in connection with any claims made against such policies

(but excluding, for clarity, any costs associated with the insurance policies required to be maintained by the Tenant in accordance with the provisions of this Lease);

(f) maintenance and repair and replacement of the Rental Units (subject to Section 5.2) and all other portions of the Development, including without limitation the equipment, fixtures and systems contained in the Rental Units (but excluding the Tenant's maintenance obligations set out in Section 9.4(b));

(g) maintenance, repair and replacement of capital and non-capital equipment, fixtures and systems at the Development, including without limitation appliances located in Rental Units (but excluding any Tenant's furniture or equipment in the Premises);

(h) providing water, sewer and all other utilities to all parts of the Development and providing electricity to the Buildings and the Other Buildings (but excluding any electricity costs paid directly by the Tenant pursuant to Section 5.2 below);

(i) operating, maintaining and repairing the parking facilities within the Development;

(j) external window cleaning with respect to all windows in the Rental Units, the Buildings and the Other Buildings;

(k) cleaning, repairing, maintaining and replacing the gutters and roof forming part of the Buildings and the Other Buildings;

(l) landscaping and gardening;

(m) common area lighting;

(n) driveway maintenance;

(o) providing pest control services with respect to the Development;

(p) operating, repairing, maintaining and replacing the irrigation system for the Development and all parts thereof;

(q) operating, repairing, maintaining and replacing the mechanical, electrical, telecommunications, life safety, fire protection and other building systems in the Buildings and the Other Buildings, including all component parts thereof;

(r) complying with the provisions of Applicable Laws in effect from time to time throughout the Term;

(s) use of the Parking Stalls, the Storage Units, the Bicycle Storage Units and the operating, repairing, maintaining and replacing of the same;

(t) costs attributable to the Development or any portion thereof on account of the operation, maintenance, repair and replacement of any roads, pavement, sewers, drainage, pipes, fences or other conveniences that are appurtenant to

the Development or any portion thereof or used in common with any property other than the Development;

(u) any fees charged or payable on account of property management services provided to the Development (whether by the Landlord, an Affiliate of the Landlord or an arm's length third party property manager), and any fees charged or payable on account of any other serviced provided by any other service providers retained by or on behalf of the Landlord in accordance with the provisions of this Lease; and

(v) any fees, levies, charges or expenses assessed, levied, imposed or charged by the Strata Corporation in connection with the Rental Units and the remainder of the Development (or any portion thereof) including, without limitation, strata fees, operating fund contributions, contingency fund reserve contributions, contributions to common expenses and any special levies associated with the Rental Units and the remainder of the Development (or any portion thereof).

For greater certainty, the Landlord is responsible for any and all costs associated with the Development (or any portion thereof) and the Rental Units, whether known or unknown and whether foreseeable or unforeseeable and the Tenant shall not be obligated, nor shall the Landlord request the Tenant, to contribute to such costs other than by the payment of Rent, except as provided for in Section 5.2 below. The Rent includes all costs of any kind whatsoever associated with the Rental Units, the Parking Stalls, the Storage Units, the Bicycle Storage Units and the Development (or any portion thereof) and the use thereof by the Tenant, including those costs detailed in (a) through (v) above. The Landlord and the Tenant agree that the Rent amounts set out in Schedule C attached hereto have been calculated and agreed to by the Landlord and the Tenant as adequate compensation for all of the matters in respect of which the Landlord would be entitled to impose or claim a Rent increase in accordance with the provisions of the Act. As a result, the Landlord and the Tenant agree that there will be no increases to the Rent payable by the Tenant to the Landlord from the amounts set out in Schedule C attached hereto for any reason whatsoever, and under no circumstances shall the Landlord seek reimbursement of any costs associated with the Rental Units, the Parking Stalls, the Storage Units, the Bicycle Storage Units or the Development (or any portion thereof) unless those costs are specifically outlined in Section 5.2 below. The Landlord and the Tenant further agree that the Rent payable pursuant to this Lease shall not vary based on the number of occupants in each Rental Unit.

5.2 Costs not included in the Rent, which shall be the sole responsibility of the Tenant and will be billed directly by the service provider to the Tenant (to the extent a party other than the Tenant provides such services) are:

(a) cable television in the Rental Units;

(b) electricity for the Rental Units (including electric heat);

(c) telephone in the Rental Units;

(d) internet in the Rental Units;

(e) janitorial services for the Rental Units;

(f) gas for the Rental Units, if applicable; and

(g) maintenance obligations of the Tenant pursuant to Section 9.4(b).

6. PAYMENT OF RENT

6.1 The Landlord shall invoice the Tenant no later than thirty (30) days prior to the commencement of each calendar quarter with the amount payable as Rent for the next following calendar quarter, such Rent to be payable by the Tenant in advance on the first business day of each and every calendar quarter during the Term. If such invoice is submitted later than the date set out in the foregoing sentence, the Tenant shall have the right to delay the payment of the Rent by a commensurate period of time. The Tenant will pay the Rent in lawful money of Canada and shall pay all Rent by electronic funds transfer only, notwithstanding any reference to any other forms of payment contained in this Lease. The Landlord will provide such information as the Tenant reasonably requires from time to time to make the electronic fund transfers possible and the Tenant will execute and deliver to the Landlord all pre authorization documentation as may be reasonably required by the Landlord or as may otherwise be necessary in order to enable the Landlord to accept such transfers.

6.2 Further:

(a) the tenant must pay the rent on time, unless the tenant is permitted under the Act to deduct from the rent. If the rent is unpaid, the landlord may issue a notice to end a tenancy to the tenant, which may take effect not earlier than 10 days after the date the tenant receives the notice;

(b) the landlord must not take away or make the tenant pay extra for a service or facility that is already included in the rent, unless a reduction is made under Section 27(2) of the Act;

(c) the landlord must give the tenant a receipt for rent paid in cash; and

(d) the landlord must return to the tenant on or before the last day of the tenancy any post-dated cheques for rent that remain in the possession of the landlord. If the landlord does not have a forwarding address for the tenant and the tenant has vacated the premises without notice to the landlord, the landlord must forward any post-dated cheques for rent to the tenant when the tenant provides a forwarding address in writing.

6.3 Payment of Rent for any irregular period will be prorated on a daily basis.

6.4 The Tenant shall pay, in addition to the other amounts payable hereunder, any multi-stage sales, sales, use, consumption, value-added, goods and services, harmonized sales and goods and services, or other similar taxes imposed by a federal, provincial or local government upon the Landlord or the Tenant on or in respect of this Lease with respect to the payments made by the Tenant for the goods and services provided by the Landlord hereunder including, without limitation, the rental of the Premises.

6.5 Rent Increases:

(a) *Once a year the landlord may increase the rent for the existing tenant. The landlord may only increase the rent 12 months after the date that the existing rent was established with the tenant or 12 months after the date of the last legal rent increase for the tenant, even if there is a new landlord or a new tenant by way of an assignment. The landlord must use the approved Notice of Rent Increase form available from any Residential Tenancy office or Government Agent.*

(b) *A landlord must give a tenant 3 whole months' notice, in writing, of a rent increase. [For example, if the rent is due on the 1st of the month and the tenant is given notice any time in January, including January 1st, there must be 3 whole months before the increase begins. In this example, the months are February, March and April, so the increase would begin on May 1st.]*

(c) *The landlord may increase the rent only in the amount set out by the regulation. If the tenant thinks the rent increase is more than is allowed by the regulation, the tenant may talk to the landlord or contact the Residential Tenancy office for assistance.*

(d) *Either the landlord or the tenant may obtain the percentage amount prescribed for a rent increase from the Residential Tenancy office.*

(e) Notwithstanding the foregoing and having regard to the provisions of Section 5.1 above, in the event the Landlord increases the Rent in accordance with the Act, the Landlord shall pay to the Tenant, on a monthly basis and as a Tenant rebate, the difference between the original Rent as provided for in Article 4 and the revised Rent as increased in accordance with this Section 6.5.

6.6 Security Deposit:

The landlord agrees

(a) *that the security deposit and pet damage deposit must each not exceed one half of the monthly rent payable for the residential property,*

(b) *to keep the security deposit and pet damage deposit during the tenancy and pay interest on it in accordance with the regulation, and*

(c) *to repay the security deposit and pet damage deposit and interest to the tenant within 15 days of the end of the tenancy agreement, unless*

(i) *the tenant agrees in writing to allow the landlord to keep an amount as payment for unpaid rent or damage, or*

(ii) *the landlord makes an application for dispute resolution under the Residential Tenancy Act within 15 days of the end of the tenancy agreement to claim some or all of the security deposit or pet damage deposit.*

The 15 day period starts on the later of

(d) *the date the tenancy ends, or*

(e) *the date the landlord receives the tenant's forwarding address in writing.*

If a landlord does not comply with paragraphs (a) to (c) above, the landlord

(f) *may not make a claim against the security deposit or pet damage deposit, and*

(g) *must pay the tenant double the amount of the security deposit, pet damage deposit, or both.*

The tenant may agree to use the security deposit and interest as rent only if the landlord gives written consent.

6.7 Notwithstanding the provisions of Section 6.6 above or any other provision of this Lease, the Landlord agrees that it shall not request or require the payment of any security deposit or pet damage deposit from the Tenant or any occupant of a Rental Unit claiming by or through the Tenant at any period during the Term.

7. OTHER OBLIGATIONS OF THE TENANT

7.1 During the currency of this Lease:

(a) Tenant's Maintenance

The Tenant shall keep the Premises in accordance with Section 9.4(b)(i) and will at all times keep clean all fixtures, fittings, appliances and furniture (if any) which are the property of the Landlord. In the event the Tenant refuses or neglects to maintain the Premises as provided for above after being called to do so, the Landlord may perform such obligations, and the Tenant shall pay the cost thereof to the Landlord upon demand. The Landlord shall perform all repairs and maintenance to the Premises and any fixtures, fittings, appliances and furniture which are the property of the Landlord, including those which are a result of normal wear and tear, in accordance with the terms of this Lease.

(b) Residence

The Tenant shall use the Premises only as a residence for the Tenant and the Permitted Parties. The Tenant shall not allow the Premises to be used for any illegal or immoral purpose (as determined in each case in accordance with Applicable Laws), or for any purpose whereby any policy of insurance maintained by the Landlord may be rendered void or voidable, or subject to an increase in insurance premium.

(c) Assignment and Subletting

(i) *The tenant may assign or sublet the rental unit to another person with the written consent of the landlord. If this tenancy agreement is for a fixed length of 6 months or more, the landlord must not unreasonably withhold*

consent. Under an assignment a new tenant must assume all of the rights and obligations under the existing tenancy agreement, at the same rent. The landlord must not charge a fee or receive a benefit, directly or indirectly, for giving this consent. If a landlord unreasonably withholds consent to assign or sublet or charges a fee, the tenant may make an application for dispute resolution under the Residential Tenancy Act.

(ii) The Tenant shall provide the Landlord with at least thirty (30) days prior written notice of any intended assignment or sublease together with reasonable information as to the financial standing, and identity of the proposed assignee or subtenant, and the Landlord agrees that it shall provide its response to any request for its consent under this Subsection 7.1(c) within thirty (30) days thereafter. The Landlord agrees that it shall provide its consent to any assignment of this Lease or subletting of all or any portion of the Premises within the time period described in the preceding sentence if the following requirements are satisfied, as determined by the Landlord acting reasonably:

(A) the use and occupancy of the Premises (or the applicable portion thereof) by the assignee or subtenant, as applicable, would comply with the provisions of this Lease and all Applicable Laws;

(B) no material event of default (as that term is described in Section 17.1 below) exists at the time the request for consent is made by the Tenant; and

(C) the Tenant and the assignee or subtenant, as applicable, enter into an agreement with the Landlord whereby the Tenant and the assignee or subtenant, as applicable, agree, jointly and severally, to be bound by all of the provisions of this Lease in accordance with the provisions hereof, subject to Section 7.1(c)(iv) below.

(iii) The Landlord further agrees that if, in the context of a proposed assignment of the entirety of the Tenant's interest in this Lease:

(A) the proposed assignee provides evidence satisfactory to the Landlord, acting reasonably, that the annual profits of the proposed assignee in its most recently completed fiscal year are equal to or greater than an amount that is three (3) times the annual Rent then payable by the Tenant pursuant to this Lease (taking into account any reductions to such Rent in respect of any Rental Units that have been severed from this Lease pursuant to Section 4.3(b), if applicable);

(B) the requirements in Sections 7.1(c)(ii)(A) and 7.1(c)(ii)(B) are satisfied, as determined by the Landlord acting reasonably; and

(C) the proposed assignee agrees to enter into an agreement with the Landlord whereby the proposed assignee agrees to be bound by all of the provisions of this Lease in accordance with the provisions hereof;

then in such circumstances, from and after the effective date of such assignment, the Tenant shall be released from any and all liability with respect to the fulfilment of the terms, covenants, conditions and agreements in this Lease arising after the effective date of such assignment and such assignee shall be solely responsible therefor.

(iv) In the context of any assignment of this Lease or sublet of all or any portion of the Premises in accordance with Subsections 7.1(c)(i) and 7.1(c)(ii) above, the following provisions shall apply:

(A) The Landlord agrees that, prior to exercising any of its remedies against such assignee or subtenant if such assignee or subtenant is in default under this Lease, the Landlord shall first provide the Tenant with notice of the assignee's or subtenant's default and provide the Tenant with the opportunity to cure the default within a reasonable period of time after being advised of such default, with such reasonable time to cure being determined having regard to the timelines set out in Section 23.1 and when the Tenant received notice of such default.

(B) The Tenant shall remain bound by and liable for all of its obligations pursuant to this Lease for the balance of the Primary Term, provided, however, that the Tenant shall not be liable or responsible for any obligations under this Lease with respect to or arising out of: (x) the Extension Term if the Extension Option is exercised by an assignee of this Lease and not by the Tenant; or (y) any amendments made to this Lease by the Landlord and any assignee that have not been previously consented to by the Tenant (which consent may be withheld by the Tenant in its sole discretion).

(d) Permitted Assignment, Subletting and Occupation

(i) Notwithstanding anything to the contrary in this Lease, the Landlord acknowledges that the Tenant is leasing the Premises for the purpose of providing residential housing to its employees and contractors. In that respect, the Tenant may at any time during the Term, without the consent of the Landlord:

(A) sublet or otherwise permit access to any of the Premises to any of its employees, employees of any Affiliate of the Tenant, its contractors or employees of its contractors (individually a "**Permitted Party**" and collectively, the "**Permitted Parties**");

(B) allow any Permitted Party to reside in any Rental Unit for any period of time during the Term. The Tenant will develop a procedure whereby the Landlord is notified of the Permitted Party occupying the Rental Unit. The Permitted Party shall communicate directly with the Landlord (or the Landlord's representative, at the Landlords discretion) as to any matters pertaining to the Rental Unit, save and except that in the event

any Permitted Party is in violation of this Lease, the Landlord shall immediately and without delay advise the Tenant of same in writing, in which case the Tenant shall be provided with the opportunity to cure any such violation within a reasonable time after being advised of such violation, with such reasonable time to cure being determined having regard to the timelines set out in Section 23.1 and when the Tenant received notice of such default; or

(C) assign this Lease or sublet all or any part of the Premises to an Affiliate of the Tenant as defined below.

(ii) Notwithstanding any assignment or subletting to an Affiliate of the Tenant or any Permitted Parties in accordance with Subsection 7.1(d)(iii)(C) above, unless the Lease has been assigned with the Landlord's consent pursuant to Section 7.1(c)(iii), the Tenant shall remain liable for the payments of all Rent required to be paid hereunder and for the performance of all terms, covenants and conditions herein undertaken by the Tenant.

(iii) In the case of any assignment of this Lease or sublet of all or any portion of the Premises in accordance with the preceding provisions of this Subsection 7.1(d) where the Tenant is not released from its obligations under this Lease, the Landlord agrees that prior to exercising any of its remedies against such assignee or subtenant if such assignee or subtenant is in default under this Lease, the Landlord shall first provide the Tenant with notice of the assignee's or subtenant's default and provide the Tenant with the opportunity to cure the default within a reasonable period of time after being advised of such default, with such reasonable time to cure being determined having regard to the timelines set out in Section 23.1 and when the Tenant received notice of such default.

(e) Alterations to the Premises

The Tenant will not make any alterations to, and will not paint, a Rental Unit without prior written approval from the Landlord, whose approval shall not be unreasonably withheld or delayed.

(f) Miscellaneous

The Tenant shall:

(i) not erect or place any sign, notice, awning, shade, aerial or any other item over windows or doors or any other portion of the Rental Units without the prior written approval of the Landlord, acting reasonably;

(ii) not remove drapes and blinds provided by the Landlord from the windows of the Rental Units without the prior written approval of the Landlord, acting reasonably;

(iii) abide by all reasonable rules and regulations made by the Landlord, from time to time of which written notice is given to the Tenant, regarding the use, enjoyment, occupation, security or maintenance of the Premises;

(iv) not obstruct the sidewalks, entrances, stairways, and corridors in or about the Buildings, the Common Property or elsewhere in the Development that are used in common with others for any purpose other than proper access to and from the Rental Units;

(v) move or remove household furniture and effects into and from a Rental Unit only at the time and in the manner determined jointly by the Landlord and the Tenant, each acting reasonably;

(vi) not use the Premises or allow the Premises to be used for any purposes other than residential purposes. Notwithstanding the foregoing, the Tenant and Permitted Parties may use the Premises for home offices and businesses which do not require a client of the Tenant or Permitted Parties to attend at the Premises provided such use is in compliance with Applicable Laws;

(vii) not permit the Premises to become untidy, unsightly or hazardous or permit unreasonable quantities of waste or refuse to accumulate therein and will deposit all waste in receptacles provided by the Landlord which are designated for waste by the Landlord;

(viii) comply at its own expense with all Applicable Laws; and

(ix) not commit or permit any waste or injury to the Buildings, the Development or the Premises, any overloading of the floors thereof, or any conduct which constitutes or could constitute a nuisance (as determined pursuant to Applicable Laws) to the Landlord, any other occupant of the Development or anyone else.

(g) <u>Pets</u>

The Landlord agrees that the Tenant shall be entitled to permit the following to be in or remain in or about the Rental Units, without the requirement for any prior approval from the Landlord:

(i) a reasonable number of caged birds or small caged animals typically kept as pets in residential premises;

(ii) no more than two (2) dogs per Rental Unit; and

(iii) no more than three (3) cats per Rental Unit.

The Tenant agrees that it shall be responsible for repairing any damage to the Rental Units resulting from any such pets being brought into the Buildings and for cleaning up after any such pets.

8. OTHER OBLIGATIONS OF THE LANDLORD

8.1 During the currency of this Lease:

(a) Applicable Laws and Strata By-Laws

(i) The Landlord shall comply at its own expense with all Applicable Laws (including, without limitation, the Strata Property Act) and with all rules and regulations made by the Strata Corporation including, without limitation, the by-laws of the Strata Corporation and any amendments thereto.

(b) Occupancy and Guests

(i) The Landlord must not stop the Tenant from having guests under reasonable circumstances in the rental unit.

(ii) The Landlord must not impose restrictions on guests and must not require or accept any extra charge for daytime visits or overnight accommodation of guests.

(iii) If the number of occupants in the rental unit is unreasonable, the Landlord may discuss the issue with the Tenant and may serve a notice to end a tenancy. Disputes regarding the notice may be resolved by applying for dispute resolution under the Residential Tenancy Act.

(c) Locks

(i) the Landlord must not change locks or other means of access to residential property unless the Landlord provides each Tenant with new keys or other means of access to the residential property.

(ii) the Landlord must not change locks or other means of access to a rental unit unless the Tenant agrees and is given new keys.

(iii) the Tenant must not change locks or other means of access to:

(A) common areas of residential property, unless the Landlord consents to the change, or

(B) his or her rental unit, unless the Landlord agrees in writing to, or the director has ordered, the change.

(d) Entry of Rental Unit by the Landlord

(i) for the duration of this tenancy agreement, the rental unit is the Tenant's home and the Tenant is entitled to quiet enjoyment, reasonable privacy, freedom from unreasonable disturbance, and exclusive use of the rental unit.

(ii) the Landlord may enter the rental unit only if one of the following applies:

(A) at least 24 hours and not more than 30 days before the entry, the Landlord gives the Tenant a written notice which state:

(I) the purpose for entering, which must be reasonable, and

(II) the date and the time of the entry, which must be between 8 a.m. and 9 p.m. unless the Tenant agrees otherwise;

(B) there is an emergency and the entry is necessary to protect life or property;

(C) the Tenant gives the Landlord permission to enter at the time of entry or not more than 30 days before the entry;

(D) the Tenant has abandoned the rental unit;

(E) the Landlord has an order of the director or of a court saying the Landlord may enter the rental unit; or

(F) the Landlord is providing housekeeping or related services and the entry is for that purpose and at a reasonable time.

(iii) the Landlord may inspect the rental unit monthly in accordance with Section (15)(b)(i) of the Act.

(iv) if a Landlord enters or is likely to enter the rental unit illegally, the Tenant may make an application for dispute resolution under the Residential Tenancy Act seeking an order of the director to change the locks, keys or other means of access to the rental unit and prohibit the Landlord from obtaining entry into the rental unit. At the end of the tenancy, the Tenant must give the key to the rental unit to the Landlord.

8.2 The Landlord agrees, in addition to the obligations of the Landlord in Article 8, that the Premises shall be serviced by potable water and electrical service and that the common areas of the Buildings will be serviced by lighting, janitorial, electrical service, heat and garbage removal, in each case seven (7) days a week, twenty-four (24) hours per day, and that the Landlord will be responsible for obtaining or performing, as applicable, the matters described in Section 5.1(a) to 5.1(v) (together, the "**Services**").

8.3 The Services shall be:

(a) provided in a conscientious, professional and workmanlike manner, with reasonable skill, care and diligence, all in accordance with industry standards, Applicable Laws and otherwise in accordance with this Lease; and

(b) provided by Persons who are qualified and competent, have the appropriate skills and experience to perform the duties assigned to them.

8.4 Subject to Section 8.5 below, the Landlord agrees that either the Landlord or an Affiliate of the Landlord shall be providing property management services for the Development including, without limitation, providing or arranging for the provision of the Services, and the following provisions shall apply:

(a) The Landlord represents and warrants to and in favour of the Tenant that the Landlord has, and that any Affiliate of the Landlord that is providing property management services for the Development shall have, experience providing property management services for Comparable Buildings (as defined below).

(b) The Landlord or the Affiliate of the Landlord that is providing property management services for the Development shall have the requisite industry recognized qualifications to provide such property management services (including, without limitation, all qualifications and licenses required pursuant to Applicable Laws).

(c) The Landlord agrees that upon receipt of written notice from the Tenant directing the Landlord to remove any individual or individuals acting as property manager or providing property management services on behalf of the Landlord or any Affiliate of the Landlord (which direction may be issued by the Tenant at any time and from time to time, in the Tenant's sole discretion), the Landlord shall immediately remove that individual or those individuals, as the case may be, specified in such direction and obtain replacement individuals to act as property manager and provide property management services to the Development that are acceptable to the Tenant, acting reasonably.

8.5 If at any time during the Term the Landlord wishes to retain an arm's length third party property management company to provide property management services for the Development, the Landlord shall be entitled to do so subject to compliance with the following provisions:

(a) Prior to hiring any property management company, the Landlord shall provide the Tenant with the names of three (3) property management companies that have the requisite industry recognized qualifications and experience providing property management services for Comparable Buildings. Within thirty (30) days of receipt of the list of candidates and such information as is reasonably requested by the Tenant with respect to the identity, qualifications and experience of those entities, the Tenant shall select the entity that is to act as property manager for the Development (the "**Property Manager**").

(b) The agreement between the Landlord and the Property Manager (the "**Property Management Agreement**") shall: (i) be for a maximum term of one (1) year, with automatic renewals unless the Landlord provides ninety (90) days prior written notice to the Property Manager that the term of the Property Management Agreement shall not be renewed (which notice the Landlord agrees it shall provide to the Property Manager upon receipt of written notice from the Tenant given one hundred and twenty (120) days prior to the renewal of the term of the Property Management Agreement directing the Landlord to provide such notice); (ii) be terminable upon a minimum of ninety (90) days and a maximum of one hundred and eighty (180) days prior written notice if the Property Manager defaults under the Property Management Agreement; and (iii) shall contain a

provision pursuant to which the Property Manager agrees that upon receipt of written notice from the Landlord (which notice the Landlord agrees it shall immediately provide to the Property Manager upon receipt of written notice from the Tenant directing the Landlord to provide such notice) directing the Property Manager to remove the individual acting as property manager or providing property management services on behalf of the Property Manager, the Property Manager shall immediately remove that individual.

(c) The Property Management Agreement shall be on terms and conditions that are otherwise acceptable to the Landlord and the Tenant, each acting reasonably. The Landlord agrees that it shall provide the Tenant with a signed copy of any Property Management Agreement that is in place from time to time during the Term.

The provisions of this Section 8.5 shall apply with respect to any replacement Property Manager and any replacement Property Management Agreement throughout the Term.

9. OPERATION OF THE DEVELOPMENT AND LANDLORD'S/TENANT'S REPAIRS

9.1 The Landlord will keep, maintain and operate the Rental Units (including without limitation, all fixtures, fittings, appliances and window coverings which are the property of the Landlord) the Buildings and the remainder of the Development (and all portions thereof) in all respects as a first class residential apartment development, in keeping with comparable developments of a similar kind, age and description in the Province of British Columbia (hereinafter referred to as "**Comparable Buildings**"). The Landlord shall provide window coverings for all windows of a quality in keeping with Comparable Buildings.

9.2 The Landlord represents and warrants to the Tenant that the structure, foundations, walls, sub floors and roofs of the Buildings the Other Buildings and any other improvements located within the Development, and all drains, drain pipes, sewer pipes, sewage lagoon, cistern, grey water system, gutters, plumbing, electric wiring and mechanical and electrical systems in the Building, the Other Buildings and located elsewhere within the Development, as well as all fixtures and appliances located in the Rental Units, will at the Occupancy Date be in good and substantial repair, condition and working order and otherwise in the condition required pursuant to the Development Agreement (subject to any Punch List (as defined in the Development Agreement) items, which Punch List items shall be rectified by the Landlord within the time frames set out in the Development Agreement). The Landlord will at all times during the currency of this Lease keep and maintain the structure, foundations, walls, sub floors, roof and roof membrane of the Buildings, the Other Buildings and any other improvements located in the Development, and drains, drain pipes, sewer pipes, sewage lagoon, cistern, grey water system, gutters, plumbing, electric wiring and mechanical and electrical systems in the Buildings, the Other Buildings and elsewhere in the Development, as well as all fixtures, fittings, appliances and window coverings which are the property of the Landlord (if any) within the Development (including without limitation within the Rental Units), in good and substantial repair, condition and working order. Without restricting the generality of the foregoing, but subject to Subsection 9.4(b), the Landlord will carry out all necessary structural repairs and replacements and all repairs and replacements in respect of the items detailed in this Section 9.2 made necessary by reason of wear and tear, and damage by fire, lightning, tempest, flood, earthquake, impact of aircraft or

vehicles, riot, act of God, the Queen's enemies, unavoidable casualty and any other peril or cause which the Landlord is required to insure against pursuant to Article 13 or in fact insures against.

9.3 Subject to any Punch List items (which Punch List items shall be rectified by the Landlord in accordance with the provisions of the Development Agreement), if any of the said covenants, representations and warranties in Sections 9.1 or 9.2 is untrue or incorrect in any respect or if the Landlord fails to carry out any necessary repairs or replacements as aforesaid and if the Tenant has given the Landlord notice of the defect or want of repair and the Landlord has failed to remedy the same within 20 days after receipt of such notice (or such shorter period as may be appropriate in the event of an emergency, or such longer period as may be reasonably necessary in the circumstances to cure the defect or repair) then the Tenant may, without waiving or releasing the Landlord from its obligations hereunder, carry out such repairs or replacements and may pay out such moneys as may be required or as the Tenant may reasonably deem expedient for that purpose, and the Tenant may thereupon charge all moneys so paid to the Landlord. The amount of all sums charged to the Landlord by the Tenant under this Section 9.3 will be indebtedness of the Landlord to the Tenant, payable on demand.

9.4 Notwithstanding Sections 9.1 to 9.3 above (but having regard to the provisions of Section 1.5 above):

(a) Landlord's Obligations:

(i) *the Landlord must provide and maintain the residential property in a reasonable state of decoration and repair, suitable for occupation by a Tenant. The Landlord must comply with health, safety and housing standards required by law.*

(ii) *if the Landlord is required to make a repair to comply with the above obligations, the Tenant may discuss it with the Landlord. If the Landlord refuses to make the repair, the Tenant may make an application for dispute resolution under the Residential Tenancy Act seeking an order of the director for the completion and costs of the repair.*

(b) Tenant's Obligations:

(i) *the Tenant must maintain reasonable health, cleanliness and sanitary standards throughout the rental unit and the other residential property to which the Tenant has access. The Tenant must take the necessary steps to repair damage to the residential property caused by the actions or neglect of the Tenant or a person permitted on the residential property by that Tenant. The Tenant is not responsible for repairs for reasonable wear and tear to the residential property.*

(ii) *if the Tenant does not comply with the above obligations within a reasonable time, the Landlord may discuss the matter with the Tenant and may make an application for dispute resolution under the Residential Tenancy Act seeking an order of the director for the cost of repairs, serve a notice to end a tenancy, or both.*

(c) *Emergency Repairs:*

(i) the Landlord must post and maintain in a conspicuous place on the residential property, or give to the Tenant in writing, the name and telephone number of the designated contact person for emergency repairs.

(ii) if emergency repairs are required, the Tenant must make at least two attempts to telephone the designated contact person, and then give the Landlord reasonable time to complete the repairs.

(iii) if the emergency repairs are still required, the tenant may undertake the repairs, and claim reimbursement from the landlord, provided a statement of account and receipts are given to the landlord. If the landlord does not reimburse the tenant as required, the tenant may deduct the cost from rent. The landlord may take over completion of the emergency repairs at any time.

(iv) emergency repairs must be urgent and necessary for the health and safety of persons or preservation or use of the residential property and are limited to repairing:

(A) major leaks in pipes or the roof,

(B) damaged or blocked water or sewer pipes or plumbing fixtures,

(C) the primary heating system,

(D) damaged or defective locks that give access to a rental unit, or

(E) the electrical systems.

(d) *Condition Inspection*

(i) In accordance with sections 23 and 35 of the Act [condition inspections] and Part 3 of the regulation [condition inspections], the landlord and tenant must inspect the condition of the rental unit together

(A) when the tenant is entitled to possession,

(B) when the tenant starts keeping a pet during the tenancy, if a condition inspection was not completed at the start of the tenancy, and

(C) at the end of the tenancy.

(ii) The landlord and tenant may agree on a different day for the condition inspection.

(iii) The right of the landlord to claim against a security deposit or a pet damage deposit, or both, for damage to residential property is

extinguished if the landlord does not perform the landlord's obligations under sections 23 and 35 of the Residential Tenancy Act.

(iv) *A right of the tenant to the return of a security deposit or a pet damage deposit, or both, is extinguished if the tenant fails to perform the tenant's obligations under section 23 and 35 of the Residential Tenancy Act.*

(v) The form of condition inspection report to be used in connection with the initial condition inspection of the Rental Units and the condition inspection of the Rental Units to be completed at the expiry of the Term is attached hereto as Schedule D.

(e) The Landlord and the Tenant agree that the Walkthrough (as that term is defined in the Development Agreement) undertaken in accordance with the provisions of the Development Agreement shall satisfy the requirements for a condition inspection pursuant to Sections 9.4(d)(i)(A) and 9.4(d)(i)(B)above.

10. CONTAMINANTS

10.1 The Landlord warrants to the Tenant that the Rental Units, the Buildings, the Other Buildings, the Common Property and the remainder of the Development will be free of any Contaminants in amounts in excess of those levels allowed for residential use under the Applicable Laws, in accordance with the provisions of the Development Agreement.

10.2 If the warranties contained in Section 10.1 are untrue or incorrect in any respect, then the Landlord will at the Landlord's sole cost, risk and expense commence within a reasonable time, and in any event within 30 days after receiving notice from the Tenant to do so and within the time frame required by any Governmental Authority (whichever is earlier), and thereafter carry out to completion with all due diligence and dispatch all such work (herein called "**Remediation Work**") as is necessary to make the applicable portion of the Development free of Contaminants in amounts in excess of those levels allowed for residential use under Applicable Laws and, if required, to restore the Premises to a condition suitable for use and occupation by the Tenant. The Landlord agrees that it shall provide the Tenant with evidence that it has received from the applicable Governmental Authority confirming completion of any required Remediation Work to the satisfaction of the Governmental Authority.

10.3 If the Tenant gives notice to the Landlord pursuant to Section 10.2 or if any Governmental Authority requires the Landlord to undertake any Remediation Work and the Landlord fails to carry out and complete the Remediation Work within a reasonable time having regard to the requirements of any Governmental Authority (and in any event within the time frame required by any such Governmental Authority), then the Tenant may, without relieving the Landlord from its obligations hereunder, carry out such Remediation Work as the Tenant considers appropriate (and where applicable, in accordance with the requirements of such Governmental Authority) and may pay out such monies as may be reasonably required or as the Tenant may reasonably deem expedient for that purpose, and the Tenant may thereupon charge all monies so paid to the Landlord. The amount of all sums charged to the Landlord by the Tenant under this Section 10.3 will be indebtedness of the Landlord to the Tenant, payable on demand.

10.4 Subject to Section 10.7, the Rent hereby reserved will abate, for and during the period commencing on the date that any of the warranties contained in Section 10.1 is untrue or incorrect in any respect and ending on the date that the Remediation Work has been completed to the reasonable satisfaction of the Tenant, and this provision will apply whether the Remediation Work is carried out by the Landlord or the Tenant.

10.5 Notwithstanding anything to the contrary herein contained, if any of the warranties contained in Section 10.1 is untrue or incorrect in any respect and if, in the reasonable judgement of the Tenant, the Premises are dangerous, potentially dangerous or otherwise unfit for use by the Tenant, then the Tenant may at any time terminate this Lease by notice given to the Landlord. If the Tenant gives notice of termination pursuant to this Section 10.5, then, except as otherwise provided in Section 10.4, all Rent hereunder apportioned to the date of giving such notice will be forthwith paid by the Tenant; but if the Tenant has paid any amounts in respect of Rent beyond that date, then the Landlord will forthwith repay to the Tenant the due proportionate part thereof.

10.6 The Landlord will indemnify and save harmless the Tenant Group from and against all losses, costs, damages, expenses, fines, suits, claims, demands and penalties of any kind or nature for which the Tenant Group may become liable, or which the Tenant Group may suffer or incur by reason of any of the warranties contained in Section 10.1 being untrue or incorrect in any respect including, without limitation any relocation costs reasonably incurred by the Tenant Group and the incremental additional cost, if any, for the Tenant to lease alternative residential housing of the same quality as the Premises.

10.7 The Tenant covenants to comply with all Applicable Laws and not cause or permit any Contaminants to be brought onto or released in or to the Premises or elsewhere in the Development in amounts in excess of the levels allowed for residential uses under Applicable Laws during the Term by the Tenant, the Permitted Parties or any other Person for whom the Tenant is responsible in law.

10.8 All obligations of the Landlord and the Tenant under this Article 10 will survive the expiry or earlier termination of this Lease and are in addition to, and will not limit, the obligations of the Tenant and the Landlord contained in any other provision of this Lease.

11. QUIET ENJOYMENT

11.1 The Tenant, upon paying the Rent hereby reserved at the times and in the manner aforesaid and upon observing and performing each and every of the covenants and agreements on its part in this Lease contained, may peaceably and quietly possess and enjoy the Premises during the currency of this Lease without any interruption from or by the Landlord or any Person claiming or to claim by, through or under the Landlord; and the Landlord warrants and will defend the Landlord's title to the Rental Units and will indemnify the Tenant against any and all damage and expense which the Tenant may suffer or be put to by reason of any lien, mortgage, charge, encumbrance or restriction against or defect in the title to or description herein of the Rental Units or the Premises.

11.2 The Landlord represents and warrants that the Registered Owner is the sole registered owner of the Property and that the Beneficial Owner is the sole beneficial owner of the Property.

12. PRIOR CHARGES

12.1 Subject to the Landlord's obligation to obtain a Subordination, Non-Disturbance and Attornment Agreement in accordance with Section 20.2, the Tenant agrees with the Landlord that: (a) if required by any mortgagee or the holder of any trust deed or trust indenture, this Lease and all rights of the Tenant hereunder shall be subject and subordinate to all mortgages, trust deeds or trust indentures now or hereafter existing which may now or hereafter affect the Rental Units and to all renewals, modifications, consolidations, replacements and extensions thereof; and (b) whenever required by any mortgagee (including any trustee under a trust deed or trust indenture) the Tenant shall attorn to such mortgagee as the tenant upon all of the terms of this Lease.

12.2 If the Landlord defaults at any time in payment of taxes against the Rental Units (or any other portion of the Development the Tenant is entitled to use and enjoy pursuant to this Lease) or in making any payment or performing any of the Landlord's covenants or obligations under any mortgage or charge affecting the Rental Units (or any other portion of the Development the Tenant is entitled to use and enjoy pursuant to this Lease), then the Tenant may remedy the default, in whole or in part, and charge to the Landlord all amounts paid for that purpose and costs incurred thereby. The Tenant will be subrogated to the rights of the holder of any mortgage or charge in respect of which payments are made by the Tenant. The amount of all sums charged to the Landlord by the Tenant under this Section 12.2 will be indebtedness of the Landlord to the Tenant, payable on demand.

13. INSURANCE

13.1 The Landlord shall take out and keep in full force and effect throughout the Term the insurance required pursuant to Section 13.2 below. All such insurance shall be placed with reputable and substantial insurers, satisfactory to the Tenant, acting reasonably. The insurance required to be obtained by the Landlord pursuant to Section 13.2 (and any other insurance that the Landlord may have with respect to the Lease or that may be in place with respect to the Rental Units, the Buildings and the remainder of the Development and taken out by any Person other than the Tenant) shall, for all insurance other than employers liability insurance/workers' compensation insurance, include the Tenant Group as additional insureds. To the maximum extent permitted by Applicable Laws, all insurance required under Section 13.2 (and any other insurance that the Landlord may have with respect to the Lease or that may be in place with respect to the Rental Units, the Buildings and the remainder of the Development and taken out by any Person other than the Tenant) shall be endorsed to provide that the insurers waive any rights of recourse, including in particular rights of subrogation, against the Tenant Group in relation to this Lease. The provisions of this Article 13 shall in no way limit the liability of the Landlord under this Lease.

13.2 The Landlord agrees that all insurance required to be effected by it under this Section 13.2 shall comply with all Applicable Laws and shall consist of:

(a) all risks property insurance with respect to the Rental Units, the Buildings, the remainder of the Development and all other property owned, hired or leased by the Landlord (or for which it is otherwise legally liable) or any other Person (other than the Tenant) for use in connection with the performance of the Landlord's obligations under this Lease (including without limitation any boilers, pressure

vessels, air-conditioning equipment and other systems in the Buildings), with limits for each accident in an amount of not less than the full replacement cost thereof without any deduction for depreciation and without co-insurance provisions; such coverage shall insure against fire and all other perils of any kind whatsoever, shall be subject to a replacement cost valuation and shall include a breach of conditions clause;

(b) general third party liability insurance (including without limitation coverage for sudden and accidental pollution, property damage, bodily injury, including personal injury and death, and blanket contractual liability) for any incident or series of incidents arising out of the ownership and operation of the Rental Units and the remainder of the Development, in an amount of not less than five million dollars ($5,000,000.00) per occurrence and including a cross-liability and severability of interest clause;

(c) employers liability insurance and/or workers' compensation insurance covering personal injury to or death of the employees of the Persons engaged in the ownership and operation of the Rental Units, the Buildings and the remainder of the Development to the minimum value required by any Applicable Laws, and in any case up to a minimum level of one million dollars ($1,000,000.00) per occurrence;

(d) third party and passenger liability insurance as may be required under Applicable Laws for motor vehicles used in connection with the ownership and operation of the Development (or any portion thereof), with a minimum indemnity limit of one million dollars ($1,000,000.00) per occurrence;

(e) insurance for loss of rental income arising by virtue of any provisions of this Lease that result in the Rent payable by the Tenant hereunder abating for any portion of time, but in any event for an indemnity period of two (2) years (unless otherwise agreed by the Tenant); and

(f) such further insurance as may be required by Applicable Laws or as may be required by the Landlord's mortgagee, acting reasonably, having regard to the types of insurance that would be obtained by a prudent owner of Comparable Buildings.

13.3 Without limiting the Landlord's obligations and liabilities under this Lease, if any part of the obligations of the Landlord to be performed under this Lease are performed by any other Person (other than any member of the Tenant Group), the Landlord shall ensure that any such subcontractor or agent shall be covered by appropriate insurance having regard to the requirements of Section 13.2 above.

13.4 The Landlord shall provide the Tenant with notice of: (a) any proposed material change to the terms of any policy of insurance required to be maintained under Section 13.2 within seven (7) days' of receipt of the insurer's notification to that effect; and (b) any proposed cancellation of any policy of insurance required to be maintained under Section 13.2 forthwith upon receipt of the insurer's notification to that effect. Each of the policies described in Section 13.2 above shall contain an undertaking by the insurers that no material changes to the policies that restricts or reduces coverage or amends the cost of the insurance shall be made and the policies shall not be cancelled or terminated

unless, in any such case, the Tenant has received not less than thirty (30) days prior written notice of the change, cancellation or termination, as applicable.

13.5 If the Landlord at any time neglects or refuses to obtain any of the insurance required to be obtained by it in accordance with this Lease, or should any such insurance be cancelled or threatened to be cancelled, the Tenant will have the right, but not the obligation, to procure such insurance on the Landlord's behalf and at the Landlord's expense. The amount of all costs and expenses incurred by the Tenant pursuant to the preceding sentence will be indebtedness of the Landlord to the Tenant, payable on demand. If the Tenant obtains the insurance required to be obtained by the Landlord in accordance with the provisions of this Section 13.5, the Tenant's election to do so shall in no way reduce the obligations or liabilities of the Landlord under this Lease.

13.6 The Landlord and the Tenant further agree as follows:

(a) neither this Article 13, nor any insurance and/or approval by the Tenant of any insurer or the terms of insurance proposed by the Landlord, shall relieve the Landlord from any obligations or liabilities it may have under or arising in connection with this Lease or otherwise pursuant to Applicable Laws;

(b) all losses and damages for which the Landlord is liable and all deductibles on all insurance required to be obtained by the Landlord pursuant to this Article 13 shall be for the Landlord's account;

(c) the provisions of this Article 13 shall apply to the maximum extent permitted by Applicable Laws, and nothing in this Article 13 shall apply or be interpreted or construed to conflict with or overrule the application of any mandatory Applicable Laws, which shall continue to apply to the Parties; and

(d) all of the insurance policies that the Landlord is required to obtain in accordance with the provisions of this Article 13 shall be considered as primary insurance in relation to the insurance obtained by the Tenant, if any, without the right of contribution from any insurance policies obtained by or available to the Tenant, regardless of the cause of any loss.

13.7 Subject to Section 13.9, the Tenant shall take out and keep in full force and effect throughout the Term, at a minimum, the insurance required pursuant to Section 13.8 below and all such insurance shall be placed with reputable and substantial insurers, satisfactory to the Landlord. The provisions of Sections 13.7 and 13.8 hereof shall in no way limit the liability of the Tenant under this Lease.

13.8 The Tenant agrees that all insurance required to be effected by it under this Section 13.8 shall comply with Applicable Laws and shall consist of:

(a) all risks property insurance with respect to all personal property owned, hired or leased by the Tenant in the Rental Units (other than the Rental Units themselves), with limits for each accident in an amount of not less than the full replacement cost thereof without any deduction for depreciation and without co-insurance provisions; such coverage shall insure against fire and all other perils of any kind whatsoever;

(b) general third party liability insurance (including without limitation coverage for sudden and accidental pollution, property damage, bodily injury, including personal injury and death, and blanket contractual liability) for any incident or series of incidents arising out of the Tenant's occupancy of the Rental Units, in an amount of not less than five million dollars ($5,000,000.00) per occurrence; and

(c) such further insurance as may be required by Applicable Laws.

The Landlord acknowledges and agrees that the Landlord shall have no right to receive or recover proceeds under the Tenant's policies of insurance described above.

13.9 Notwithstanding the provisions of Sections 13.7 and 13.8 above, the Landlord agrees that the Tenant shall have the right to satisfy its insurance requirements set forth in this Lease in the form of a self-insurance program in accordance with the provisions of this Section 13.9. The Landlord and the Tenant agree that if the Tenant self-insures for its insurance requirements in Sections 13.7 and 13.8 above:

(a) the Tenant shall be deemed to have satisfactorily taken out such insurance in compliance with all of the requirements of this Lease without any deemed amendments to its requirements to insure; and

(b) the liability of the Tenant to the Landlord under this Lease shall in no way be limited, reduced or adversely affected by the fact that the Tenant has exercised its right to self-insure.

14. LIABILITIES AND INDEMNITY

14.1 Subject to Section 14.6 below, the Landlord shall save, indemnify, defend and hold harmless the Tenant Group from and against any and all liabilities, claims, damages, losses, costs and expenses, including all legal fees and disbursements, due to, arising from or to the extent contributed to by:

(a) any breach by the Landlord of any provisions of this Lease;

(b) any negligent acts or omissions (including without limitation, the Gross Negligence) or the Wilful Misconduct of any member of the Landlord Group on the Premises or elsewhere on or about the Development; or

(c) any damage or destruction to any part of the Premises caused by the negligent acts or omissions (including without limitation, the Gross Negligence) or Wilful Misconduct of any member of the Landlord Group.

14.2 Subject to Section 14.6 below, except:

(i) where due to, arising from or to the extent contributed to by the negligent acts or omissions (including without limitation, the Gross Negligence) or Wilful Misconduct of any member of the Landlord Group; and

(ii) in respect of those liabilities, claims, damages, losses and expenses for which Landlord is required to insure under this Lease or is otherwise insured;

the Tenant shall save, indemnify, defend and hold harmless the Landlord Group from and against any and all liabilities, claims, damages, losses, costs and expenses, including all legal fees and disbursements, due to, arising from or to the extent contributed to by:

(a) any breach by the Tenant of any provisions of this Lease; and

(b) any negligent acts or omissions (including without limitation, the Gross Negligence) or the Wilful Misconduct of any member of the Tenant Group on the Premises or elsewhere on or about the Development.

14.3 The Landlord does hereby absolutely release and discharge the Tenant Group with respect to all costs, losses, damages and expenses suffered or incurred by the Landlord Group arising out of or in any way related to, in whole or in part, any matter in respect of which the Landlord is insured or is required to insure under this Lease or is otherwise insured, regardless of the cause of such costs, losses, damages and expenses.

14.4 Every exemption from liability, indemnity, waiver or release from liability of any nature whatsoever contained in this Lease which is expressed as being applicable to the Landlord or the Tenant, and whether or not expressed as being applicable to or for the benefit of or entitlement of any other member of the Landlord Group or the Tenant Group, as the case may be, shall be deemed to extend to, grant rights or causes of action in favour of, and protect, indemnify and hold harmless, as the case may be, any member of the Landlord Group or the Tenant Group, as the case may be, and for the purposes of this Lease, the Landlord or the Tenant, as the case may be, shall be deemed to be acting as agent or trustee on behalf of and for the benefit of any and all members of the Landlord Group or the Tenant Group, as the case may be.

14.5 If either Party becomes aware of any incident likely to give rise to a claim under any of the indemnities contained in this Lease, they shall notify the other and the Parties shall co-operate fully in investigating the incident.

14.6 The Landlord and the Tenant further agree as follows:

(a) Subject to Section 14.6(b), neither Party shall be liable to the other under or in connection with this Lease for any of the following:

(i) consequential loss or indirect losses;

(ii) increased costs or expenses;

(iii) direct or indirect losses caused by business or production interruptions; or

(iv) direct or indirect loss of business or opportunity, goodwill, profits, contracts, revenues, anticipated savings or reputation, whether such losses were foreseeable at the time of entering into this Lease.

in any case arising from or related to the performance of the obligations of the Parties under this Lease.

(b) The Parties agree that this Section 14.6 does not limit their liability for fraud or any other liability to the extent that the same may not be excluded or limited by or on behalf of such Party pursuant to Applicable Laws.

(c) Neither party shall be liable to the other in respect of any punitive and/or exemplary damages, fines and/or penalties payable by any member of the Tenant Group or Landlord Group, as the case may be, as ordered by a court of competent jurisdiction or any applicable Government Authority.

15. OFFSET

15.1 If any indebtedness of the Landlord to the Tenant under any provision of this Lease is due at any time, then in each instance the Tenant may, in addition to other remedies, offset the indebtedness against Rent accruing hereunder, by withholding Rent and applying the amount so withheld to the payment of the indebtedness. If the indebtedness is not fully paid at the expiration of the Term, then the Tenant may at its option, in addition to other remedies, extend the Term on the same covenants and conditions as are herein contained until the indebtedness is fully paid by application of all Rent thereto. The Landlord and the Tenant further agree that whenever pursuant to any provisions of the Development Agreement the Tenant is entitled to set off any sum or amount against the payment of Rent pursuant to this Lease, such sums or amounts shall be deemed to be indebtedness of the Landlord to the Tenant under this Lease and the preceding provisions of this Section 15.1 shall apply, with the intent and to the effect that the rights of set-off in favour of the Tenant contained in the Development Agreement shall apply and be enforceable by the Tenant against the Landlord as if they were contained in their entirety in this Lease as covenants on the part of the Landlord and the Tenant.

16. DAMAGE OR DESTRUCTION

16.1 If the Premises are damaged or destroyed by any cause, then and so often as the same may happen, a reduction or abatement from the Rent is hereby reserved, proportionate to the nature and extent of the damage sustained (having regard to the portion of Rent attributable to the portion of the Premises so damaged or destroyed) will be made until the Premises have been fully repaired and made fit for the purposes of the Tenant again.

16.2 In case of any damage or destruction, the Landlord will forthwith proceed with and carry to completion with all due diligence such repairs and replacements as may be necessary to repair, replace and make the Premises in as good a state and condition as they were in immediately prior to the happening of the damage or destruction ("**Landlord's Restoration Work**"); but if any of the Rental Units comprising the Premises are destroyed or are so damaged as to render them unfit (in the judgement of the Tenant, acting reasonably) for the purposes of the Tenant and cannot be repaired or replaced within a period of 180 days after the happening of the damage or destruction, using due diligence to carry out repairs (as determined pursuant to Section 16.3 hereof), then either the Landlord or the Tenant will be at liberty within 90 days after the happening of the damage or destruction or within the time referred to in Section 16.4 (as the case may be), to either:

(a) in the case of damage to fifty percent (50%) or more of the Rental Units, terminate this Lease; or

(b) in the case of damage to one or more Rental Units, surrender and thereby sever the damaged Rental Units from the Premises,

in any such case, as of the date of the happening of the damage or destruction by notice to the other. In case of surrender or termination, as the case may be, all Rent (or portion thereof in the case of a severance) hereunder apportioned to the date of the happening of the damage or destruction will be forthwith paid by the Tenant; but if the Tenant has paid rent beyond that date, then the Landlord will forthwith repay to the Tenant the due proportionate part thereof. To the extent applicable, despite any severance or termination, the Tenant will continue to have the right to make a claim against the Landlord's insurance in the case of damage to property or persons.

16.3 If within thirty (30) days after the happening of such damage or destruction the Landlord and the Tenant have been unable to agree as to whether or not the Rental Units comprising the Premises can be repaired or replaced within the 180 day period referred to in Section 16.2 above, then the determination as to whether or not the Rental Units comprising the Premises can be so repaired or replaced within that period of time will be made by three arbitrators or a majority of them (subject to the remaining provisions of this Section 16.3), which decision will be final and binding upon both the Landlord and the Tenant. One arbitrator is to be named by the Landlord and one arbitrator is to be named by the Tenant, in each case not more than 45 days after the happening of such damage or destruction. The two arbitrators selected by the Landlord and the Tenant shall, within 7 days after their appointment, select a third arbitrator. If the Landlord or the Tenant neglects or refuses to name its arbitrator within the 45 day period referred to above or to proceed with the arbitration, then the arbitrator named by the other party will proceed to determine whether or not the Rental Units comprising the Premises can be repaired or replaced within the 180 day period referred to Section 16.2 above, and the decision of that arbitrator will be final and binding upon both the Landlord and the Tenant. The expense of the arbitration will be borne by the Landlord and the Tenant equally. This provision will be deemed to be a submission to arbitration under the *Arbitration Act* (British Columbia) and any statutory modification or re-enactment thereof.

16.4 If the decision of the arbitrator(s) referred to in Section 16.3 is that the Rental Units comprising the Premises cannot be repaired or replaced within the period of 180 days as aforesaid, then the time within which the Landlord or the Tenant may give the notice of termination referred to in Section 16.2 will be thirty (30) days after such decision has been made and communicated to both the Landlord and the Tenant.

16.5 The Landlord agrees that if all or any portion of the Development is damaged and destroyed, unless the circumstances of the damage and destruction trigger the right to terminate this Lease in accordance with Section 16.2 above, the Landlord agrees that it shall not elect to terminate the existence of the Strata Corporation.

17. EXTENSION OPTIONS

17.1 The Tenant shall have the option to extend the Term (the "**Extension Option**") for up to either three (3) additional years or five (5) additional years beyond the expiration of the Primary Term provided that (a) the Landlord receives notice of the Tenant's election to

exercise the Extension Option ("**Extension Notice**") not less than twelve (12) full calendar months prior to the expiration of the Primary Term, and (b) no material event of default exists at the time that the Tenant delivers the Extension Notice; for clarity, if the Tenant's failure to pay Rent is as a result of a bona fide dispute with the Landlord, and provided the amount not paid is limited to the amount in dispute, then in those circumstances, the failure to pay Rent shall not be a "material event of default" . If the Tenant fails to deliver the Extension Notice within the time period mentioned in the previous sentence, the Tenant shall be deemed to have waived its right to exercise the Extension Option; provided that notwithstanding the foregoing, the Landlord shall be required to give the Tenant not less than thirty (30) days' notice of the Tenant's failure to exercise the Extension Option before such Extension Option shall terminate, and if the Landlord fails to deliver such notice to the Tenant, the Tenant's Extension Option may continue to be exercised by the Tenant up to six (6) months prior to the expiration of the Primary Term. In exercising the Extension Option, the Tenant at its sole discretion may elect to reduce the number of Rental Units comprising the Premises by removing specific Rental Units comprising the Premises from this Lease. Upon the Tenant's election, the Premises for the Extension Term shall only comprise those specific Rental Units selected by the Tenant.

17.2 The Extension Option shall be upon the same terms and conditions set forth in this Lease, except that the Rent payable by the Tenant to the Landlord during the Extension Term shall be as set out in Schedule C attached hereto.

18. INTERRUPTION OF ESSENTIAL SERVICES

18.1 The Parties agree that heating and ventilating of the Buildings, the supply of water to the Buildings, a functioning sewage system, the supply of electricity to the Buildings, access to the Buildings, and any other services or circumstance (other than an event of damage and destruction, in which case the provisions of Article 16 above would apply) which would prevent the Tenant from legally using or accessing the Premises, or which would otherwise render the Premises untenantable if not provided, are "**Essential Services**". The Landlord and the Tenant agree that without the Essential Services, the Tenant cannot occupy the Premises for the purposes for which same were leased. Therefore, subject to the Tenant providing a written notice to the Landlord as soon as practicably possible after the Essential Services, or any of them, are not provided to the Premises, after:

(a) A continuous period of five (5) days and as a result thereof the Tenant cannot occupy the Premises, or the applicable portion thereof, for the purpose for which same were leased, then and so often as the same may happen, a reduction or abatement for a portion of Rent is hereby reserved, in an amount equal to the portion of Rent attributable to the portion of the Premises which is rendered unfit for occupancy until the Essential Services have been restored to the portion of the Premises so affected and such portion of the Premises can once again be occupied by the Tenant for the purpose for which same were leased. Any reduction or abatement of Rent to which the Tenant becomes entitled pursuant to the provisions of the preceding sentence (the "**Rent Credit**") shall be reflected on the next following invoice for Rent provided by the Landlord to the Tenant in accordance with the provisions hereof by reducing the amount of Rent payable by the Tenant pursuant to such invoice by an amount equal to the amount of the Rent Credit.

(b) A total of thirty (30) days in any one calendar year, during which one or more of the Essential Services is not provided to at least twenty-eight of the Rental Units comprising the Premises, the Tenant, at its option, may either terminate the entire Lease or surrender to the Landlord those specific Rental Units comprising the Premises so affected, upon giving written notice thereof to the Landlord; provided the Tenant exercises its right to terminate this Lease prior to the Landlord curing such failure to provide such Essential Services. Such termination or surrender (as applicable) shall be effective thirty (30) days after the Landlord's receipt of such notice. In the event any Rental Units are surrendered to the Landlord, the Rent shall be adjusted to account for the reduction in the number of Rental Units comprising the Premises.

18.2 In the case of any scheduled interruption to the systems, facilities or common areas of the Development, the Landlord shall give the Tenant at least ten (10) days' prior written notice of any such interruption and the Landlord shall remedy such interruption prior to the expiration of the time periods described in Section 18.1 above, failing which the provisions of Section 18.1 above shall apply.

19. PARKING AND STORAGE UNITS

19.1 The Landlord hereby licenses to the Tenant for the duration of the Term, at no additional fee or charge, the exclusive right to occupy, use and enjoy the parking stalls (the "**Parking Stalls**") as described in Schedule A attached hereto for the sole use as motor vehicle parking by the Tenant and the Permitted Parties. The Landlord shall not allow, permit or suffer any Person other than the Tenant and the Permitted Parties to occupy, use or enjoy such Parking Stalls.

19.2 The Landlord also hereby licenses to the Tenant for the duration of the Term, at no additional fee or charge, the exclusive right to occupy, use and enjoy the storage units (the "**Storage Units**") as described in Schedule A attached hereto for the purposes of storage of residential goods by the Tenant and the Permitted Parties. The Landlord shall not allow, permit or suffer any Person other than the Tenant and the Permitted Parties to occupy, use or enjoy the Storage Units or the Bicycle Storage Units.

19.3 The Landlord agrees that the Tenant shall be entitled to allocate the usage of the Parking Stalls and the Storage Units among the various occupants of the Rental Units.

19.4 The Landlord further licenses to the Tenant for the duration of the Term, at no additional fee or charge, the non-exclusive right, in common with all other occupants of the Development, to use and enjoy the bicycle storage units located in the Common Property of the Development (the "**Bicycle Storage Units**"), for use by the Tenant and the Permitted Parties.

20. SECURITY OF TENURE AND ESTOPPEL CERTIFICATES

20.1 The Tenant shall have the right to register a short form of this Lease against the title to each of the Rental Units. The Landlord will execute the Lease in registrable form or, upon request by the Tenant, shall execute a registrable short form of lease containing the essential terms and options granted hereby. All costs for registration of the Lease or short form lease, including for clarity the property transfer tax, if any, will be borne by the Tenant.

20.2 If the Rental Units are or become subject to a mortgage or any other charge which in the reasonable opinion of the Tenant could interfere with the Tenant's use and enjoyment of the Premises or result in any entity other than the Landlord becoming the registered and beneficial owner of the Rental Units, then the Landlord will forthwith at the Landlord's expense obtain from such mortgagee or chargee an executed Subordination, Non-Disturbance and Attornment Agreement, substantially in the form attached hereto as Schedule B.

20.3 Each of the Parties will, at any time upon not less than 10 days prior notice from the other party hereto, execute and deliver to the requesting party or to any other Person at the requesting party's direction, a statement in writing verifying the status of this Lease agreement and detailing modifications thereto, payments made thereunder, defaults thereunder and other matters reasonably requested by the requesting party. The statement shall not, under any circumstances, change the obligations of the Tenant or the Landlord under this Lease.

21. *ENDING OF TENANCY*

21.1 The Tenant will, at the expiration or sooner determination of the Term, immediately peacefully surrender and yield up unto the Landlord the Premises in the state of repair required to be maintained by the Tenant under this Lease, without notice from the Landlord; and will deliver to the Landlord all keys to the Premises that the Tenant has in its possession.

Notwithstanding this Section 21.1, the terms of Section 21.2 through 21.7 shall apply, save and except that the Landlord and Tenant agree that the parties have agreed to a fixed term tenancy as provided for in Article 4 of this Lease.

21.2 *The Tenant may end a monthly, weekly or other periodic tenancy by giving the Landlord at least one month's written notice. A notice given the day before the rent is due in a given month ends the tenancy at the end of the following month. [For example, if the Tenant wants to move at the end of May, the Tenant must make sure the Landlord receives written notice on or before April 30th.]*

21.3 *This notice must be in writing and must:*

(a) *include the address of the rental unit,*

(b) *include the date the tenancy is to end,*

(c) *be signed and dated by the Tenant, and*

(d) *include the specific grounds for ending the tenancy, if the Tenant is ending a tenancy because the Landlord has breached a material term of the tenancy.*

21.4 *If this is a fixed term tenancy and the agreement does not require the Tenant to vacate at the end of the tenancy, the agreement is renewed as a monthly tenancy on the same terms until the Tenant gives notice to end a tenancy as required under the Residential Tenancy Act.*

21.5 *The Landlord may end the tenancy only for the reasons and only in the manner set out in the Residential Tenancy Act and the Landlord must use the approved notice to end a tenancy form available from the Residential Tenancy office.*

21.6 *The Landlord and Tenant may mutually agree in writing to end this tenancy agreement at any time.*

21.7 *The Tenant must vacate the residential property by 1 p.m. on the day the tenancy ends, unless the Landlord and Tenant otherwise agree.*

22. OVERHOLDING

22.1 If the Tenant continues to occupy the Premises after the expiration of the Term without further written agreement and the Landlord accepts Rent, then the Tenant will be a monthly tenant at the monthly rental last payable hereunder and otherwise on the terms and conditions herein contained, insofar as the same are applicable to a tenancy from month to month.

23. DEFAULT

23.1 The Landlord and the Tenant agree that:

(a) if the Rent hereby reserved or any part thereof is not paid when due and the default in payment continues for ten (10) days after notice specifying the default has been given by the Landlord to the Tenant, or

(b) or in the case of the breach or non performance of any of the other covenants or agreements on the part of the Tenant herein contained continuing for thirty (30) days after notice specifying the default has been given by the Landlord to the Tenant (or for such longer period as may be reasonably necessary to cure such default, considering the nature thereof),

then and in any of such cases it will be lawful for the Landlord at any time thereafter to re-enter into and upon the Premises, or any part thereof in the name of the whole, and terminate this Lease and to have again, repossess and enjoy as of its former estate, anything contained herein to the contrary notwithstanding, and such re-entry will not prejudice the Landlord from taking action to recover any unpaid Rent that is due and payable at the time of such termination, or Rent due and payable to the end of the Term, subject to compliance with Applicable Laws including, without limitation, the Landlord's duty to mitigate its losses with respect to the Rent payable to the end of the Term.

23.2 No condoning, excusing or overlooking by the Landlord or the Tenant of any default, breach or non observance by the other at any time in respect of any covenant, proviso or condition herein contained will operate as a condoning, excusing or overlooking of any continuing or subsequent default, breach or non observance. No waiver will be inferred from or implied by anything done or omitted by the Landlord or the Tenant, save only a waiver expressed in writing.

24. PROPERTY TRANSFER TAX

24.1 Notwithstanding anything to the contrary contained herein, the Term of this Lease including any renewals and extensions hereof, within the meaning of the *Property Transfer Tax Act*, R.S.B.C. 1996, c. 378 as amended, will not exceed 30 years. If this provision operates to reduce the Term, then the reduction will apply at the end of the Term, and as to any reduced period the provisions hereof will apply *mutatis mutandis*.

25. PUBLICITY

25.1 Each of the Landlord and Tenant agree not to make any public statements or announcements regarding this Lease or its terms other than: (a) with the prior written approval of the other; or (b) in accordance with Section 26.4 hereof.

26. CONFIDENTIALITY

26.1 The Landlord and the Tenant confirm and agree that the existence and the terms and conditions of this Lease are Confidential Information and shall be treated as such under this Lease. Without limiting the generality of the foregoing, the Landlord agrees that it shall not prepare photographs, articles, press releases or speeches about the existence of or scope of this Lease, or any details about the Tenant's Project, facilities or business plans without obtaining the prior written consent of the Tenant.

26.2 Each Receiving Party agrees not to make any use of Confidential Information disclosed by a Disclosing Party except in accordance with the terms of this Lease, and all such Confidential Information shall be used only for the purpose of carrying out its obligations under this Lease. Each Receiving Party shall retain in confidence all such Confidential Information and shall not disclose to any third party such Confidential Information or allow such Confidential Information to be disclosed, except in accordance with the terms of this Lease. Each Receiving Party may disclose the Confidential Information to its Representatives. A Receiving Party shall not acquire any interest in any Confidential Information received from a Disclosing Party by reason of this Lease or by reason of the disclosure of such Confidential Information pursuant to this Lease.

26.3 Each Receiving Party shall take the steps necessary to protect the confidentiality of all Confidential Information disclosed by a Disclosing Party using at least the same level of protection as it affords to its own proprietary information. Each such Receiving Party shall take appropriate action by instruction or agreement with its Representatives to protect the confidentiality of such Confidential Information and to ensure that each of the Representatives of the Receiving Party is bound by the obligation specified in this paragraph. Each Receiving Party shall be responsible for any disclosure of Confidential Information by any of its Representatives in breach of this Section 26.

26.4 If any Receiving Party or the Representative of any Receiving Party is requested pursuant to, or is required by, Applicable Law or legal process to disclose any Confidential Information, then that Receiving Party shall promptly notify the Disclosing Party and so confirm in writing, so that appropriate remedies may be taken or compliance with the terms of this Lease may be waived. In such case, the Receiving Party requested or required to disclose Confidential Information, and as advised by counsel, shall disclose only that portion of the Confidential Information which is legally required to be disclosed and shall exercise all reasonable efforts to obtain reliable

assurance that confidential treatment shall be accorded the disclosed Confidential Information.

26.5 The Parties each acknowledge that irreparable harm shall result if it breaches its obligations under this Section 26. The Parties each acknowledge that such a breach would not be properly compensable by an award of damages. Accordingly, the Parties each agree that the remedies for any such breach may include, in addition to other available remedies and damages, injunctive relief or other equitable relief enjoining such breach at the earliest possible date.

26.6 The Landlord agrees that the Tenant, any Participant or an Affiliate of any of the foregoing may disclose this Lease to: (a) a prospective *bona fide* third party purchaser of the Project or a participating interest therein; (b) a prospective *bona fide* third party subtenant or assignee of this Lease or an interest therein; or (c) a financial institution for the purpose of seeking financing from such financial institution in connection with the Project or a participating interest therein; provided that in either case such third party is subject to a confidentiality agreement with the disclosing party on terms no less stringent than contained in this Section 26.

27. NOTICES

27.1 Any notice to be given pursuant to this Lease will be in writing and may be given by delivering the same to the party for which it is intended at its following address, or by mailing the same by prepaid registered mail addressed to such party as follows:

If to the Landlord:

ROI Dev Canada Inc.
825 Blvd Lebourgneuf, Bureau 315
Quebec City, Quebec G2J 0B9

Attention: Philippe Germain
Email: pgermain@roilandinvestments.com
Phone No.: (418) 780-3982

and

1016566 B.C. Ltd.
825 Blvd Lebourgneuf, Bureau 315
Quebec City, Quebec G2J 0B9

Attention: Philippe Germain
Email: pgermain@roilandinvestments.com
Phone No.: (418) 780-3982

with a copy to:

Bull, Housser & Tupper LLP
Suite 1800, 510 West Georgia Street
Vancouver, B.C. V6B 0M3

Attention: Neil Davie
Fax: (604) 646-2512

If to the Tenant:

LNG Canada Development Inc.
c/o Shell Canada Limited
400 4 Avenue S.W., P.O. Box 100 Station M
Calgary, Alberta T2P 2H5

Attn: Secretary, LNG Canada Development Inc.
Phone No.: (403) 691-3111

with a copy to the following:

LNG Canada Development Inc.
P.O. Box 49162, Suite 3113
Three Bentall Centre, 595 Burrard Street
Vancouver, BC V7X 1J1

Attn: Secretary, LNG Canada Development Inc.
Phone No.: (403) 691-3111

Any such notice will:

if so delivered on a business day, be deemed to have been given at the time of delivery, or

if mailed by registered mail and properly addressed as aforesaid, be deemed to have been given on the seventh day following the day on which it was so mailed; but should there be at the time of mailing or between the time of mailing and the third business day following the date of mailing a mail strike, slowdown or other dispute which might affect the delivery of the notice by the mails, then the notice will only be effective if and when actually delivered.

27.2 Either Party may give notice of change of address in the same manner, in which event any notice hereunder will thereafter be given to such party as above provided at such changed address.

28. FIRST OPTION TO LEASE BY LANDLORD

28.1 Upon the expiry or earlier termination of this Lease for any reason, the Landlord shall, prior to offering the Rental Units for lease to any other Person, grant the Permitted Party occupying any Rental Unit the first option to lease the respective Rental Unit from the Landlord at the then prevailing market rental rates reasonably established by the Landlord and on such other terms and conditions as are agreed to by the Landlord and the Permitted Party, each acting reasonably. If the Landlord and the Permitted Party are unable to come to agreement on the terms and conditions on which the Permitted Party will continue to lease the applicable Rental Unit from the Landlord within thirty (30) days of the Landlord presenting such terms and conditions to the applicable Permitted Party,

then the Landlord shall be entitled to lease the applicable Rental Unit to such other Persons as it determines, in its sole discretion.

29. STRATA MATTERS

29.1 The Landlord agrees that the Rent payable under this Lease includes the entirety of the Tenant's contribution to any fees, charges, assessments or expenses of any kind whatsoever that may be charged, levied, assessed or imposed by the Strata Corporation or under the Strata Property Act with respect to the Rental Units and the use of any portion of the Development by the Tenant and the Permitted Parties. If the Landlord does not pay any such amounts (or any portion thereof) to the Strata Corporation when due, then the Tenant may, but shall not be obligated, to pay such amounts to the Strata Corporation. Any such amounts paid by the Tenant to the Strata Corporation shall be indebtedness of the Landlord to the Tenant, payable upon demand therefor by the Tenant. If such amounts are not paid by the Landlord to the Tenant upon demand, the provisions of Article 15 of this Lease shall apply to those amounts.

29.2 The Landlord covenants and agrees that from and after the creation of the Strata Corporation and for the duration of the Term it shall control the Strata Corporation. The Landlord agrees that it shall exercise all voting rights and other rights it has under the by-laws of the Strata Corporation, the rules and regulations of the Strata Corporation and the Strata Property Act to ensure compliance with the provisions of this Lease and to not derogate from any of the provisions hereof.

30. DISPUTE RESOLUTION

30.1 *Either the Tenant or the Landlord has the right to make an application for dispute resolution, as provided under the Residential Tenancy Act.*

30.2 Prior to exercising any rights under Section 30.1 above, the Landlord and the Tenant agree that in the event of a dispute arising among the Parties with respect to any matters under this Lease (whether explicitly referable to dispute resolution under this Article 30 or not), the matter will be promptly referred to the President of the Landlord and the commercial director of the Tenant for resolution, who will negotiate in good faith to reach a reasonable and equitable resolution of the issue. A unanimous decision of such representatives which is communicated by notice from them to the Parties will be binding on the Parties. If the President of the Landlord and the commercial director of the Tenant are unable to resolve the dispute within ten (10) days of referral to them or such further time as the Parties may agree, then any Party may refer the dispute to binding arbitration in accordance with the *Arbitration Act* (British Columbia), to be determined by a single arbitrator in accordance with the following provisions:

(a) the Parties will appoint a mutually acceptable arbitrator within ten (10) days after any Party referring the matter to arbitration. If the Parties cannot agree on the appointment of an arbitrator in such period, then any Party may immediately apply to the President of the Arbitrators Association of British Columbia to appoint a qualified arbitrator;

(b) the arbitrator appointed in accordance with Section 30.2(a) (the "**Arbitrator**") will proceed promptly to determine the matters in issue and will render his or her

decision within sixty (60) days from his or her appointment, except where the Parties agree to a different period of time;

(c) the Parties consent to the arbitration being conducted in Vancouver, British Columbia no later than thirty (30) days following the selection or appointment of the Arbitrator, at which time the Parties will present such evidence and witnesses as they may choose, with or without counsel;

(d) each of the Parties will be responsible for its own costs and will share the costs associated with the arbitration equally; and

(e) except as expressly provided in this Lease, any decision by the Arbitrator will be final, binding and non-appealable. Any such decision may be filed in any court of competent jurisdiction and may be enforced by any Party as a final judgment in such court. There will be no grounds for appeal of any arbitration award hereunder.

31. LANDLORD TO GIVE TENANCY AGREEMENT TO TENANT

31.1 *The Landlord must give the Tenant a copy of this agreement promptly, and in any event within 21 days of entering into the agreement.*

32. INTERPRETATION

32.1 Wherever in this Lease words importing the singular number or the neuter gender are used, then if and in the manner the context so requires such words will be construed as if the plural number or the masculine or feminine gender had been used.

32.2 If the Landlord is more than one Person, then all of the covenants and agreements on the part of the Landlord herein contained will be construed as both joint and several covenants and agreements.

33. CONSTRUED AS COVENANTS

33.1 All of the provisions, terms, conditions and stipulations of this Lease are to be construed as covenants. Each of the Landlord and the Tenant hereby covenants in favour of the other to observe and perform its obligations hereunder in accordance with the provisions, terms, conditions and stipulations set out in this Lease.

34. HEADINGS

34.1 Headings have been inserted in this Lease for convenience of reference only, and will not be interpreted as limiting the meaning of any of the provisions herein.

35. SCHEDULES AND ATTACHMENTS

35.1 All schedules and attachments are incorporated into and form an integral part of this Lease.

36. ENUREMENT

36.1 All grants, covenants, agreements, provisos, conditions, representations, warranties, rights, options and privileges and all liabilities and obligations contained or provided for herein will be read, held and construed as made, undertaken and entered into by and with, granted to, imposed and binding upon and enuring to the benefit of the Parties hereto and their respective permitted successors and permitted assigns, and, in the case of the Tenant, shall enure for the benefit of the Tenant, the Permitted Parties and any of the Tenant's permitted successors and permitted assigns.

37. ASSIGNMENT BY LANDLORD

37.1 The Landlord agrees that it shall not, at any time during the Term, assign its rights and obligations hereunder (including, without limitation, by transferring its registered or beneficial interest in the Property) without first obtaining the written consent of the Tenant, which consent is not to be unreasonably withheld, conditioned or delayed. If such assignee is approved by the Tenant in accordance with the provisions of this Article 37, then provided such assignee assumes all of the covenants and obligations of the Landlord under this Lease (including, without limitation, any rights of set-off that the Tenant may have as of the date of such assignment in accordance with the provisions of this Lease) pursuant to an agreement with the Tenant, from and after the effective date of such assignment, the Landlord will be relieved of all further liability with respect to its covenants and obligations hereunder; provided, however, that the Landlord shall not be released with respect to any default that occurred prior to the effective date of such assignment unless such default is also expressly assumed by such assignee in the agreement referred to in this Section 37.1. The Landlord and the Tenant agree that a transfer, sale, issuance, assignment or other disposition (whether by operation of law or otherwise) of all or part of the corporate shares or other ownership interest in any of the parties comprising the Landlord that, in any such case, results in a change of the direct or indirect effective control of either of the parties comprising the Landlord shall, in any such case, constitute an assignment of this Lease for the purposes of this Article 37, and shall be subject to compliance with the provisions hereof.

The Landlord shall provide the Tenant with at least forty five (45) days prior written notice of any intended assignment, and the Tenant shall use reasonable commercial efforts to make its determination under this Article 37 within thirty (30) days thereafter.

37.2 The Landlord and the Tenant agree that it shall be reasonable for the Tenant to withhold its consent to any assignment of this Lease by the Landlord if the following requirements are not satisfied, as determined by the Tenant acting reasonably:

(a) the Tenant is not satisfied with the proposed assignee's financial ability to fulfill the obligations of the landlord under this Lease;

(b) the Tenant is not satisfied with the proposed assignee's reputation and experience as an owner, landlord and operator of properties similar to the Development;

(c) the Tenant is not satisfied with the results of the Tenant's anti-terrorism, anti-money laundering and trade control searches conducted in respect of the proposed assignee; or

(d) the proposed assignment is for less than the entirety of the Landlord's interest in the Rental Units and all other portions of the Development that the Tenant is entitled to use and enjoy in accordance with the provisions of this Lease.

The Landlord agrees that together with any request for the Tenant's consent to a proposed assignment of this Lease, the Landlord will provide the Tenant with such information as is reasonably required by the Tenant to confirm the matters described in this Section 37.2.

37.3 Notwithstanding the provisions of Section 37.1 of this Lease, ROI may assign its beneficial ownership of the Property and its interest in this Lease to 1026054 B.C. Ltd. (the "**Permitted Assignee**") upon providing thirty (30) days' prior written notice to the Tenant, subject to the satisfaction of the following conditions:

(a) the Landlord is not then in default of any of its obligations under this Agreement;

(b) all of the shares of the Permitted Assignee are held, directly or indirectly, by ROI Land Investments, Ltd.;

(c) the results of the Tenant's anti-terrorism and anti-money laundering searches in respect of the Permitted Assignee shall be satisfactory to the Tenant, acting reasonably;

(d) the proposed assignment is with respect to the entirety of ROI's beneficial interest in the Rental Units and all other portions of the Development that the Tenant is entitled to use and enjoy in accordance with the provisions of this Lease;

(e) the Permitted Assignee, ROI, the Registered Owner and the Tenant shall enter into an agreement acceptable to each of the parties, acting reasonably, whereby:

(i) the Permitted Assignee shall assume, jointly and severally with ROI and the Registered Owner, all of the covenants and obligations of the Landlord under this Lease;

(ii) ROI and the Permitted Assignee shall agree that if any of the shares of the Permitted Assignee cease to be held, directly or indirectly, by ROI Land Investments, Ltd., this Lease and the beneficial interest in the Property shall be immediately re-assigned and reconveyed, as applicable, to ROI; and

(iii) ROI shall not be released from any of the obligations or liabilities of the Landlord under this :Lease, and ROI shall remain bound by all of the provisions of this Lease, jointly and severally with the Registered Owner and the Permitted Assignee.

37.4 The Landlord represents and warrants to the Tenant as follows:

(a) the Registered Owner is the sole registered owner of the Property and holds title to the Property as nominee, agent and bare trustee for and on behalf of ROI;

(b) ROI is the sole beneficial owner of the Property; and

(c) as of the date of this Lease:

(i) ROI Land Investments, Ltd. holds, directly or indirectly, all of the shares of ROI; and

(ii) ROI holds, directly or indirectly, all of the shares of the Registered Owner.

38. GENERAL CLAUSES

38.1 Should any provision (or provisions) of this Lease be or become illegal or not enforceable it (or they) shall be considered separate and severable from the Lease and its remaining provisions shall remain in force and be binding upon the parties hereto as though the said provision or provisions had never been included.

38.2 This Lease may be executed by the respective parties in counterparts, whether original, copy, faxed or electronic copy and all such executed documents, provided same are otherwise identical, shall be deemed originals of this Lease and together shall constitute one Lease.

38.3 The parties acknowledge and agree that no representations, warranties, agreements, or conditions have been made other than those expressed in this Lease and the Development Agreement, and that no agreement collateral to this Lease (other than the Development Agreement) will be binding upon the parties to this Lease unless it be made in writing and duly executed by both Parties.

38.4 This Lease will be construed in accordance with, and governed by, the laws of the province of British Columbia.

38.5 Time is of the essence of this Lease.

38.6 This Lease will constitute the entire agreement between the parties with respect to the subject matter of it and will not be modified, amended, or waived except by an instrument in writing duly executed and delivered by the parties or by their successors and permitted assigns.

38.7 Notwithstanding any other provision of this Lease (other than Article 18 hereof, which the Parties agree shall not be subject to the provisions of this Section 38.7), in the event that either party hereto will be delayed or hindered by reason of strike, lockout, labour trouble, inability to procure materials or services (but only to the extent caused by another force majeure event described in this Section 38.7), failure of power, restrictive governmental law or regulation, riot, insurrection, civil commotion, sabotage, rebellion, war, terrorism, bioterrorism, invasion, explosion, blockades, epidemics, washouts, nuclear and/or radiation activity or fallout, severe inclement weather such as rain, wind or snow storm, earthquake or other act of God, or any other reason of a like nature not the fault of the party performing work or doing acts required under the terms of this Lease, and not by reason of lack of funds or other financial reason, then the period for the performance of any such act will be extended for a period equivalent to the period of such delay.

38.8 The Landlord agrees that the rule of "contra proferentum" will not be applied in the construction or interpretation of this Lease or any provision or set of provisions hereof.

38.9 The Landlord and the Tenant each represent to the other that they have obtained independent legal advice with respect to this Lease and their obligations hereunder.

38.10 With respect to any rules and regulations of the Landlord or the Strata Corporation referred to throughout this Lease, the Landlord and the Tenant acknowledge and agree that any such rules and regulations (or any modifications or supplements thereto): (a) shall not be inconsistent with or conflict with any other provision of this Lease; and (b) shall be effective only upon delivery of a copy thereof to the Tenant. In the event of any conflict between the provisions of this Lease and any such rules and regulations, the provisions of this Lease shall prevail.

38.11 The Landlord and the Tenant acknowledge and agree that the Development Agreement and this Lease are interrelated with the result that if the Development Agreement is terminated in accordance with its terms at any time prior to the Occupancy Date, this Lease shall automatically terminate without the requirement for further notice and the liability of each Party to the other in connection with such termination shall be as set out in the Development Agreement.

38.12 The Tenant acknowledges and agrees that the Property will continue to be further developed by the Landlord following the Occupancy Date. The Landlord shall ensure that all development and construction activities are strictly undertaken between the hours of 7am to 8pm, Monday through Saturday during the months of June, July and August and the hours of 7am to 7pm, Monday through Saturday during any other calendar months. Any further development of the Property shall not, under any circumstances, disturb or materially alter the Tenant's ingress and egress to the Rental Units without the written consent of the Tenant, and the Landlord further agrees that it shall use commercially reasonable efforts to ensure that any such further development shall not materially interfere with the Tenant's rights under this Lease. The Landlord agrees that if any work is to be undertaken on the Property on a Saturday, Sunday or statutory holiday in Kitimat, British Columbia, the Landlord will provide the Tenant with reasonable prior written notice of such work and its expected duration on such days.

38.13 The obligations and liabilities of the parties comprising the Landlord under this Lease shall be joint and several.

39. ACKNOWLEDGEMENT

39.1 The Parties acknowledge and agree that:

(a) the Tenant is the operator of the Project, a joint venture among the Participants in accordance with their respective participating interests in the Project;

(b) the Tenant is entering into this Lease on its own behalf and as agent for and on behalf of each of the Participants;

(c) all agreements, covenants, confirmations and acknowledgements in this Lease made by the Tenant are as agent for and on behalf of the Participants;

(d) the liability of the Participants under this Lease is several (and not joint nor joint and several) in proportion to its respective participating interests in the Tenant, it being acknowledged that notwithstanding the several liability of each Participant in this Lease, a breach by any Participant under this Lease will be a breach of the Tenant under this Lease;

(e) the Tenant is entitled to enforce this Lease on behalf of the Participants. For that purpose:

(i) the Tenant may commence proceedings in its own name to enforce all obligations and liabilities of the Landlord under this Lease and to make any claim under which any Participant may have against the Landlord; and

(ii) the Tenant shall use all commercially reasonable efforts to ensure that where it commences such proceedings against the Landlord, it shall consolidate the claims of the Participants so that it is not prosecuting similar claims separately on behalf of one or some Participants,

(f) the Landlord is entitled to enforce this Lease against the Tenant in the Tenant's capacity as agent for each of the Participants; and

(g) all losses recoverable by the Tenant pursuant to this Lease or otherwise shall include its own losses and the losses of each of the Participants and the Tenant Affiliate except that such losses shall be subject to the same limitations or exclusions of liability as are applicable to the Tenant or the Landlord under this Lease.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the Landlord and the Tenant have caused this Lease to be executed on the date set out above.

LNG CANADA DEVELOPMENT INC.

Per: ______________________________

Per: ______________________________

ROI DEV CANADA INC.

Per: ______________________________
Philippe Germain

Per: ______________________________

1016566 B.C. LTD.

Per: ______________________________

Per: ______________________________

SCHEDULE A

RENTAL UNITS

The second column entitled "PID, legal description and municipal address of Rental Unit" to be completed in accordance with Section 4.4 of this Lease.

BUILDING #1 TOWNHOUSE

Rental Unit Number and Plan Type	PID, legal description and municipal address of Rental Unit	Square Footage	Storage Unit Number	Parking Stall(s)
Building 1 - TWN 4 BDR #tbc	TBC	2422 square feet	personal garage	1 uncovered 1 garage
Building 1 - TWN 4 BDR #tbc	TBC	2422 square feet	personal garage	1 uncovered 1 garage
Building 1 - TWN 4 BDR #tbc	TBC	2422 square feet	personal garage	1 uncovered 1 garage
Building 1 - TWN 4 BDR #tbc	TBC	2422 square feet	personal garage	1 uncovered 1 garage
Building 1 - TWN 4 BDR #tbc	TBC	2422 square feet	personal garage	1 uncovered 1 garage

BUILDING #5 TOWNHOUSE

Rental Unit Number and Plan Type	PID, legal description and municipal address of Rental Unit	Square Footage	Storage Unit Number	Parking Stall(s)
Building 5 - TWN 4 BDR #tbc	TBC	2422 square feet	personal garage	1 uncovered 1 garage
Building 5 - TWN 4 BDR #tbc	TBC	2422 square feet	personal garage	1 uncovered 1 garage
Building 5 - TWN 4 BDR #tbc	TBC	2422 square feet	personal garage	1 uncovered 1 garage
Building 5 - TWN 4 BDR #tbc	TBC	2422 square feet	personal garage	1 uncovered 1 garage

BUILDING #2 TYPE "B" APT

Rental Unit Number and Plan Type	PID, legal description and municipal address of Rental Unit	Square Footage	Storage Unit Number	Parking Stall(s)
Building 2 - Type B 1BDR #101	TBC	910 square feet	2-101	1 uncovered 1 covered
Building 2 - Type B 1BDR #103	TBC	910 square feet	2-103	1 uncovered 1 covered
Building 2 - Type B 3BDR #102	TBC	1300 square feet	2-102	1 uncovered 1 covered
Building 2 - Type B 3BDR #104	TBC	1300 square feet	2-104	1 uncovered 1 covered
Building 2 - Type B 1BDR #201	TBC	910 square feet	2-201	1 uncovered 1 covered
Building 2 - Type B 1BDR #203	TBC	910 square feet	2-203	1 uncovered 1 covered
Building 2 - Type B 3BDR #202	TBC	1300 square feet	2-202	1 uncovered 1 covered
Building 2 - Type B 3BDR #204	TBC	1300 square feet	2-204	1 uncovered 1 covered
Building 2 - Type B 1BDR #301	TBC	910 square feet	2-301	1 uncovered 1 covered
Building 2 - Type B 1BDR #303	TBC	910 square feet	2-303	1 uncovered 1 covered
Building 2 - Type B 3BDR #302	TBC	1300 square feet	2-302	1 uncovered 1 covered
Building 2 - Type B 3BDR #304	TBC	1300 square feet	2-304	1 uncovered 1 covered

BUILDING #3 TYPE "A" APT

Rental Unit Number and Plan Type	PID, legal description and municipal address of Rental Unit	Square Footage	Storage Unit Number	Parking Stall(s)
Building 3 - Type A 2BDR #101	TBC	1110 square feet	3-101	1 uncovered 1 covered
Building 3 - Type A 2BDR #102	TBC	1110 square feet	3-102	1 uncovered 1 covered
Building 3 - Type A 2BDR #103	TBC	1110 square feet	3-103	1 uncovered 1 covered
Building 3 - Type A 2BDR #201	TBC	1110 square feet	3-201	1 uncovered 1 covered
Building 3 - Type A 2BDR #202	TBC	1110 square feet	3-202	1 uncovered 1 covered
Building 3 - Type A 2BDR #203	TBC	1110 square feet	3-203	1 uncovered 1 covered
Building 3 - Type A 2BDR #301	TBC	1110 square feet	3-301	1 uncovered 1 covered
Building 3 - Type A 2BDR #302	TBC	1110 square feet	3-302	1 uncovered 1 covered
Building 3 - Type A 2BDR #303	TBC	1110 square feet	3-303	1 uncovered 1 covered

BUILDING #4 TYPE "B" APT

Rental Unit Number and Plan Type	PID, legal description and municipal address of Rental Unit	Square Footage	Storage Unit Number	Parking Stall(s)
Building 4 - Type B 1BDR #101	TBC	910 square feet	4-101	1 uncovered 1 covered
Building 4 - Type B 1BDR #103	TBC	910 square feet	4-103	1 uncovered 1 covered
Building 4 - Type B 3BDR #102	TBC	1300 square feet	4-102	1 uncovered 1 covered

Building 4 - Type B 3BDR #202	TBC	1300 square feet	4-202	1 uncovered 1 covered
Building 4 - Type B 3BDR #204	TBC	1300 square feet	4-204	1 uncovered 1 covered
Building 2 - Type B 3BDR #302	TBC	1300 square feet	4-302	1 uncovered 1 covered
Building 2 - Type B 3BDR #304	TBC	1300 square feet	4-304	1 uncovered 1 covered

Unit Floor Plans by Unit Type
(including Rental Unit specifications)


DECK
LIVING
BEDROOM
DINING
KITCH
BATH
UTIL.

ONE BEDROOM UNIT

810 SQUARE FEET


DECK
DINING
KITCHEN
BATH
UTIL.
BATH
LIVING
BEDROOM
BEDROOM

2 BEDROOM UNIT

1110 SQUARE FEET


BEDROOM
BEDROOM
BEDROOM
LIVING
DECK
BATH
DINING
UTIL.
BATH
KITCH

THREE BEDROOM UNIT

1300 SQUARE FEET


BEDROOM 1
BEDROOM 2
CLOSET
WROOM
ENSUITE
LINEN
BEDROOM 3
BEDROOM 4

4 BEDROOM UNIT SECOND FLOOR

1250 SQUARE FEET


DINING
LIVING
KITCHEN
PANTRY
GARAGE
STOR
PWDR
ENTRY

4 BEDROOM UNIT MAIN FLOOR

1172 SQUARE FEET INCLUDING GARAGE

Dan Condon Architect

March 30, 2015

Alexander Apartment and Townhouse Project

Project Description

Townhouses

There are 9 townhouses in 2 buildings located on the northern portion of the lot. Each townhouse is 4 bedrooms and 2 ½ baths. Each unit is 2420 square feet including the one car garage.

The units are 2 storey wood frame with asphalt shingle roof, concrete fiber siding and metal flashings throughout (no exposed wood). Vinyl windows and vinyl decking for ease of cleaning.

Electric Heat with Heat Recovery Ventilator to each unit.

Interior Finishes

Laminated Engineered Hardwood Floor to all rooms except
Ceramic tile to Kitchen and Bathrooms
Roll down shades to each window
Countertops – quartz
Cabinets – plywood with factory applied finish
Fixtures – white porcelain lavatory sinks and toilets
Shower base – resin/fiberglass with glass doors
White painted wood trim to base, windows and doors

Appliances
Standard size fridge, stove, dishwasher. All with stainless steel finish
Microwave – countertop
Range hood – white
Washer and Dryer – white - not high efficiency

Apartments

There are 7 Apartment buildings with 12 units each located on the remainder of the lot. There are 48 - 2 bedroom apartments of 1100 sf, 18 – 3 bedroom apartments of 1335 s.f. and 18 – 1 bedroom apartments of 900 s.f. Each apartment has a 150 s.f. deck.

Each apartment building has an underground parking garage for 11 cars.

The buildings are 3 storey wood frame with asphalt shingle, concrete fibre siding and metal flashings throughout (no exposed wood). Vinyl windows and vinyl decking for ease of cleaning. The parking structure is concrete throughout.

Electric Heat with Heat Recovery Ventilator to each unit.

Interior Finishes

Laminated Engineered Hardwood Floor to all rooms except
Ceramic tile to Kitchen and Bathrooms
Roll down shades to each window
Countertops – quartz
Cabinets – plywood with factory applied finish
Fixtures – white porcelain lavatory sinks and toilets
Shower base – resin/fiberglass with glass doors
White painted wood trim to base, windows and doors

Appliances
Standard size fridge, stove, dishwasher. All with stainless steel finish
Microwave – countertop
Range hood – white
Washer and Dryer – white side by side - not high efficiency in each unit

SCHEDULE B
FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

(as attached)

NON-DISTURBANCE AND ATTORNMENT AGREEMENT
(the "Agreement")

THIS AGREEMENT made as of the • day of •, 201__

BETWEEN:

•
(the "**Mortgagee**")

AND:

LNG CANADA DEVELOPMENT INC.
(the "**Tenant**")

RECITALS:

A. Pursuant to a mortgage granted by **[1016566 B.C. Ltd.]** (the "**Mortgagor**") in favour of the Mortgagee dated • and registered on • as instrument number • in the land title office in Prince Rupert, British Columbia (the "**Land Title Office**") (which mortgage, as amended, supplemented, modified, replaced, renewed or restated from time to time, being collectively, the "**Mortgage**"), the Mortgagor mortgaged in favour of the Mortgagee the lands and premises described in Schedule "A" attached hereto (the "**Mortgaged Premises**") subject to the terms and conditions more particularly set out in the Mortgage.

B. Pursuant to a lease dated •, 2015 between the Mortgagor, as landlord, and the Tenant, as tenant, a short form lease in respect of which was registered in the Land Title Office as instrument number • (which lease, as amended, supplemented, modified, replaced, renewed or restated from time to time, being collectively, the "**Lease**"), the Mortgagor leased to the Tenant certain premises (the "**Premises**"), as more particularly described in the Lease, located in the Buildings (as that term is defined in the Lease) located at the Mortgaged Premises, for an initial period of five (5) years commencing on the Occupancy Date (as that term is defined in the Lease), subject to the terms and conditions more particularly set out in the Lease.

IN CONSIDERATION of the mutual obligations set out herein and the payment of the sum of TEN ($10.00) DOLLARS by each of Tenant and Mortgagee to the other (the receipt and sufficiency of which is hereby acknowledged by each party), the parties agree as follows:

1. The Mortgagee hereby acknowledges the Lease and agrees that provided the Tenant shall not then be in default in the payment of rent or the performance of any of its other obligations pursuant to the Lease (in any such case beyond any applicable cure periods provided for such defaults in the Lease), the Tenant shall have the right to peaceably and quietly have, hold and enjoy the Premises, without interruption or disturbance from or by the Mortgagee or from or by any other person or entity claiming on behalf of, through or under the Mortgagee, and the Tenant's rights pursuant to the Lease shall not, in any way, be disturbed, diminished or interfered with by the Mortgagee, notwithstanding that the Mortgagor may then be in default of its obligations pursuant to

the Mortgage or that the Mortgagee may then be enforcing its security or exercising any of its other rights pursuant to the Mortgage or at law.

2. If the Mortgagee: (a) commences proceedings to realize on its security with respect to the Mortgaged Premises pursuant to the Mortgage or at law; (b) acquires the Mortgagor's interest in the Mortgaged Premises or any part thereof; (c) acquires the Mortgagor's interest in the Lease; or (d) enters into possession or control, including without limitation, through any receiver or receiver and manager, of the Mortgaged Premises or any part thereof (in each instance, a "**Realization Event**"), then upon the occurrence of a Realization Event, the Tenant agrees to and shall attorn to and be bound to the Mortgagee pursuant to the terms of the Lease, for the balance of the remaining term thereof, with the same force and effect as if the Mortgagee was the landlord pursuant to the Lease, such attornment to take effect automatically, without execution of any further instrument on the part of either party hereto. Notwithstanding such attornment, the Tenant shall not be obligated to pay rent, additional rent or any other charges due under the Lease to the Mortgagee by virtue of this Agreement until the Tenant shall have received written notice from the Mortgagee or its agent (including any receiver or receiver and manager) that a Realization Event has occurred.

3. Upon the occurrence of a Realization Event, from and after the occurrence of the Realization Event and until a Disposition by the Mortgagee has been completed as set out in Section 4 of this Agreement, the Mortgagee shall assume, observe, perform and be bound by all of the provisions of the Lease, and all of the Mortgagor's obligations as landlord under the Lease, including without limitation:

   (a) any default, breach, non-performance or omission by the landlord under the Lease, in any such case arising prior to the Realization Event; and

   (b) the assumption of all indemnity obligations and rights of set off in favour of the Tenant under the Lease, in any such case arising prior to the Realization Event;

   and the Tenant shall have the same remedies against the Mortgagee for breach of any of the landlord's covenants contained in the Lease that the Tenant would have had pursuant to the Lease against the Mortgagor as landlord.

4. If the Mortgagee shall sell, transfer or assign or cause the sale, transfer or assignment (in each instance, a "**Disposition**") of the Mortgaged Premises (or any part thereof or any interest therein) to a third party purchaser, including any sale by way of foreclosure, the Mortgagee agrees as a condition of any Disposition: (a) it shall have cured any existing defaults under the Lease, including without limitation any arising prior to the Realization Event, to the satisfaction of the Tenant, acting reasonably; (b) it shall have complied with the requirements of article 37 of the Lease prior to effecting such Disposition; and (c) it shall obtain from the purchaser, transferee or assignee (in each instance, a "**Purchaser**"), an agreement signed by Purchaser and in form and content acceptable to the Tenant, acting reasonably (the "**Purchaser Assumption Agreement**"), pursuant to which the Purchaser, from and after the effective date of the Disposition, shall assume and be bound to the Tenant by all of the obligations, liabilities, covenants and provisions of the landlord under the Lease, in the same manner and to the same extent as the Mortgagee following a Realization Event as described in Section 3 above, and the Tenant shall likewise be bound to the Purchaser pursuant to the provisions of the Lease, for the balance of the remaining term thereof, with the same

force and effect as if the Purchaser was the landlord pursuant to the Lease. Upon the Purchaser executing and delivering the Purchaser Assumption Agreement to the Tenant, the Disposition having closed and the Purchaser having acquired all of the right, title, interest and estate of the Mortgagee in and to the Mortgaged Premises and the landlord's interest under the Lease, the Mortgagee shall be released from all liability for the future performance of the obligations of the landlord under the Lease arising from and after the effective date of the Disposition.

5. If the Mortgagee shall sell, transfer, or assign the Mortgage (in each instance, a "**Mortgage Transfer**"), the Mortgagee agrees as a condition of any Mortgage Transfer it shall: (a) have cured any default by the Mortgagee under this Agreement to the satisfaction of the Tenant, acting reasonably; and (b) require that any transferee or assignee (in each instance, a "**Mortgage Purchaser**") agree in writing with the Tenant by way of agreement acceptable to the Tenant, acting reasonably, to be bound by the provisions of this Agreement arising from and after the effective date of the Mortgage Transfer (the "**Mortgage Transfer Assumption Agreement**"). Upon the Mortgage Purchaser executing and delivering the Mortgage Transfer Assumption Agreement to the Tenant and the closing of the Mortgage Transfer having occurred and the Mortgage Purchaser having acquired all of the right, title, interest and estate of the Mortgagee in and to the Mortgage, the Mortgagee shall be released from all liability to the Tenant pursuant to this Agreement arising from and after the effective date of the Mortgage Transfer.

6. No waiver of, failure to enforce or delay in enforcing any right arising out of any breach of any provisions of the Lease shall be deemed to be a waiver of those rights or any of them upon any subsequent breach of the same or other obligation contained therein. No waiver of, failure to enforce or delay in enforcing any obligations contained in this Agreement shall be deemed a waiver of such obligations upon any subsequent breach of the same or other obligation contained in this Agreement.

7. All notices and other communications ("**Notice**" or "**Notices**", as applicable) between the parties hereto, required or permitted to be given pursuant to this Agreement or the Lease shall be in writing and shall be delivered in person or sent by prepaid registered mail as follows:

(a) in the case of Tenant, addressed to:

LNG Canada Development Inc.
c/o Shell Canada Limited
400 – 4 Avenue S.W.
P.O. Box 100 Station M
Calgary, Alberta T2P 2H5

Attention: Secretary, LNG Canada Development Inc.

with a copy to:

LNG Canada Development Inc.
P.O. Box 49162, Suite 3113
Three Bentall Centre, 595 Burrard Street
Vancouver, B.C. V7X 1J1

Attention: Secretary, LNG Canada Development Inc.

(b) in the case of Mortgagee, addressed to:

•

Attention:

Delivered Notices shall be deemed to have been delivered on the day of delivery if delivered at or before 4:00 p.m. (Vancouver time) on a business day, or on the next business day if delivered after that time. Notices sent by prepaid registered mail shall be deemed to have been received on the third (3rd) business day following the date of mailing (notwithstanding the date of actual receipt and the fact that it may not have then been received), except in the event of interruption or likely interruption of postal service during which event Notices shall not be mailed. Any party may provide Notice of a change of its address, provided that the Notice is communicated in accordance with this Section.

8. This Agreement shall be governed by and interpreted in accordance with the laws in effect in the Province of British Columbia and the federal laws of Canada applicable therein.

9. If any obligation contained in this Agreement or the application thereof to any person or circumstance is, to any extent, invalid or unenforceable, the remainder of this Agreement and the application of such obligation to persons or circumstances other than those to whom which it is held invalid or unenforceable, shall not be affected thereby and each obligation contained in this Agreement shall be separately valid and enforceable to the fullest extent permitted by law.

[*Remainder of page intentionally left blank. Signatures to follow.*]

10. This Agreement shall enure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. If the Tenant shall assign its interest pursuant to the Lease, then the Tenant shall obtain from the assignee an executed agreement in a form acceptable to the Tenant, the Mortgagee and the assignee, all acting reasonably, pursuant to which the assignee and the Mortgagee each agree to be bound by this Agreement (the "**Tenant Assumption Agreement**"). The Mortgagee agrees to execute and deliver the Tenant Assumption Agreement to the assignee upon receipt of the copy of the Tenant Assumption Agreement executed by the assignee.

IN WITNESS WHEREOF Mortgagee and Tenant have executed this Agreement by their duly authorized individuals.

LNG CANADA DEVELOPMENT INC.

Per: ____________________________
Name:
Title:

Per: ____________________________
Name:
Title:

I/We have the authority to bind the Corporation

• [MORTGAGEE]

Per: ____________________________
Name:
Title:

Per: ____________________________
Name:
Title:

I/We have the authority to bind the Corporation

SCHEDULE "A"

Legal Description of Mortgaged Premises

SCHEDULE C

RENT

Rent Schedule

Rent Schedule						
Unit Type	Bedrooms	Number of Units	Fixed Rent Per Unit Per Month	Total Fixed Rent Per Annum/Per Unit	Total Annual Fixed Rent by Unit Type	Total Fixed Rent per Quarter
Year 1						
Apartment	1	8	$ 1,600	$ 19,200	$ 153,600	$ 38,400
Apartment	2	9	$ 2,350	$ 28,200	$ 253,600	$ 63,450
Apartment	3	10	$ 2,900	$ 34,800	$ 348,000	$ 87,000
Family Home	4	8	$ 4,000	$ 48,000	$ 384,000	$ 96,000
					Total	$ 284,850
Year 2						
Apartment	1	8	$ 1,600	$ 19,200	$ 153,600	$ 38,400
Apartment	2	9	$ 2,350	$ 28,200	$ 253,800	$ 63,450
Apartment	3	10	$ 2,900	$ 34,800	$ 348,000	$ 87,000
Family Home	4	8	$ 4,000	$ 48,000	$ 384,000	$ 96,000
					Total	$ 284,850
Year 3						
Apartment	1	8	$ 1,600	$ 19,200	$ 153,600	$ 38,400
Apartment	2	9	$ 2,350	$ 28,200	$ 253,800	$ 63,450
Apartment	3	10	$ 2,900	$ 34,800	$ 348,000	$ 87,000
Family Home	4	8	$ 4,000	$ 48,000	$ 384,000	$ 96,000
					Total	$ 284,850
Year 4						
Apartment	1	8	$ 1,600	$ 19,200	$ 153,600	$ 38,400
Apartment	2	9	$ 2,350	$ 28,200	$ 253,800	$ 63,450
Apartment	3	10	$ 2,900	$ 34,800	$ 348,000	$ 87,000
Family Home	4	8	$ 4,000	$ 46,000	$ 384,000	$ 96,000
					Total	$ 284,850
Year 5						
Apartment	1	8	$ 1,600	$ 19,200	$ 153,600	$ 38,400
Apartment	2	9	$ 2,350	$ 28,200	$ 253,800	$ 53,450
Apartment	3	10	$ 2,900	$ 34,800	$ 348,000	$ 87,000
Family Home	4	8	$ 4,000	$ 48,000	$ 384,000	$ 96,000
					Total	$ 284,850
If 3 year Extension Exercised - Years 2021-2024						
Apartment	1	8	$ 1,520	$ 18,240	$ 145,920	$ 36,480
Apartment	2	9	$ 2,233	$ 26,796	$ 241,164	$ 60,291
Apartment	3	10	$ 2,755	$ 33,060	$ 330,600	$ 82,650
Family Home	4	8	$ 3,800	$ 45,600	$ 364,800	$ 91,200
					Total	$ 270,621
If [illegible] year Extension Exercised - Years [illegible]						
Apartment	1	8	$ 1,488	$ 17,856	$ 142,848	$ 35,712
Apartment	2	9	$ 2,186	$ 26,232	$ 236,088	$ 59,022
Apartment	3	10	$ 2,697	$ 32,364	$ 323,640	$ 80,910
Family Home	4	8	$ 3,720	$ 44,640	$ 357,120	$ 89,280
					Total	$ 264,924

SCHEDULE D

CONDITION INSPECTION REPORT

See attached.

BRITISH COLUMBIA

Condition Inspection Report

SEE INSTRUCTIONS FOR COMPLETING FORM ON LAST PAGE **#RTB – 27**

A. LEGAL NAME OF LANDLORD *(if entry is a business name, enter the full legal business name)*

last name, first & middle names

E.POSSESSION DATE

day month year

B. LANDLORD'S ADDRESS FOR SERVICE

unit # | street address | city | province | postal code

F.MOVE-IN INSPECTION DATE

day month year

C. LEGAL NAME OF TENANT

last name, first & middle names

G.MOVE-OUT DATE

day month year

D. ADDRESS OF RENTAL UNIT

unit # | street address | city | province | postal code

H.MOVE-OUT INSPECTION DATE

day month year

I. LEGAL NAME OF TENANT'S AGENT *(if applicable)*

On Move-In

On Move-Out

Condition Codes: ✓ = Good, F = Fair, P = Poor, M = Missing, D = Damaged, S = Scratched, B = Broken, DT = Dirty, ST = Stained		Condition at Beginning of Tenancy		Condition at End of Tenancy	
		COMMENT	CODE	COMMENT	CODE
J. ENTRY	Walls and Trim				
	Ceilings				
	Closets				
	Lighting Fixtures/Ceiling Fan/Bulbs				
	Windows/Coverings/Screens				
	Electrical Outlets				
	Floor Carpet				
K. KITCHEN	Ceiling				
	Walls and Trim				
	Floor/Carpet				
	Countertop				
	Cabinets and Doors				
	Stove/Stove Top				
	Oven				
	Exhaust Hood and Fan				
	Taps, Sink and Stoppers				
	Refrigerator				
	Crisper/Shelves				
	Freezer				
	Door/Exterior				
	Closet(s)				
	Dishwasher				
	Lighting Fixtures/Bulbs				
	Windows/Coverings/Screens				
	Electrical Outlets				
L. LIVING ROOM	Ceiling				
	Walls and Trim				
	Floor/Carpet				
	Air Conditioner/Cover				
	Fireplace				
	TV Cable/Adaptor				
	Closet(s)				
	Lighting Fixtures/Ceiling Fan/Bulbs				
	Windows/Coverings/Screens				
	Electrical Outlets				

		COMMENT	CODE	COMMENT	CODE
M. DINING ROOM	Ceiling				
	Walls and Trim				
	Floor/Carpet				
	Lighting Fixtures/Ceiling Fan/Bulbs				
	Window/Coverings/Screens				
	Electrical Outlets				
N. STAIRWELL and HALL	Treads and Landings				
	Railing/Bannister				
	Walls and Trim				
	Ceilings				
	Closets				
	Lighting Fixtures/Ceiling Fan/Bulbs				
	Windows/Coverings/Screens				
	Electrical Outlets				
O. MAIN BATHROOM	Ceiling				
	Walls and Trim				
	Floor/Carpet				
	Cabinets and Mirror				
	Tub/Shower/Taps/Stopper				
	Sink/Stopper/Taps				
	Toilet				
	Door				
	Lighting Fixtures/Ceiling Fan/Bulbs				
	Windows/Coverings/Screens				
	Electrical Outlets				
P. MASTER BEDROOM (1)	Ceiling				
	Walls and Trim				
	Floor/Carpet				
	Closet(s)				
	Doors				
	Lighting Fixtures/Ceiling Fan/Bulbs				
	Windows/Coverings/Screens				
	Electrical Outlets				
Q. BEDROOM (2)	Ceiling				
	Walls and Trim				
	Floor/Carpet				
	Closet(s)				
	Doors				
	Lighting Fixtures/Ceiling Fan/Bulbs				
	Windows/Coverings/Screens				
	Electrical Outlets				
R. EXTERIOR	Front and Rear Entrances				
	Patio/Balcony Doors				
	Garbage Containers				
	Glass and Frames				
	Stucco and/or Siding				
	Lighting Fixtures/Bulbs				
	Grounds and Walks				
	Electrical Outlets				
S. UTILITY ROOM	Washer/Dryer				
	Electrical Outlets				
T. GARAGE OR PARKING AREA	Electrical Outlets				

		COMMENT	CODE	COMMENT	CODE
U. BASEMENT	Stair and Stairwell				
	Walls and Floor/Carpet				
	Furnace, Water Heater, Plumbing				
	Windows/Coverings/Screens				
	Lighting Fixtures/Bulbs				
	Electrical Outlets				
V. STORAGE					
W. KEYS AND CONTROLS	TYPE OF KEY OR CONTROL	# ISSUED AT START OF TENANCY		# RETURNED AT END OF TENANCY	
	Building Entrance Keys				
	Rental Unit Entrance Main Locks				
	Rental Unit Deadbolt				
	Parking Remote Control				

START OF TENANCY

X. **Repairs to be completed at start of tenancy:** (list repairs)

Y. **I,** (Tenant's name) ______

☐ **agree that this report fairly represents the condition of the rental unit**

☐ **do not agree that this report fairly represents the condition of the rental unit for the following reasons:**

END OF TENANCY

Z. Damage to rental unit or residential property for which the tenant is responsible:

1. **I,** (Tenant's name) ______

☐ **agree that this report fairly represents the condition of the rental unit**

☐ **do not agree that this report fairly represents the condition of the rental unit for the following reasons:**

2. **I ______ agree to the following deductions from my security and/or pet damage deposit:**

Security Deposit: ______ Pet Damage Deposit: ______

Date (dd/mm/yy): ______ Signature of Tenant: ______

3. Landlord's Signature: (on Move-In) ______ (on Move-Out) ______

4. Tenant's Signature: (on Move-In) ______ (on Move-Out) ______

5. Tenant's Forwarding Address:

unit #	street address	city	province	postal code

6. Landlord Name & Address at End of Tenancy: last name, first & middle names *(if entry for landlord is a business name, enter full legal business name)*

unit #	street address	city	province	postal code

INSTRUCTIONS FOR COMPLETING RENTAL UNIT CONDITION REPORT

The landlord and tenant or their representatives are to view the condition of the rental unit together and record the condition of the rental unit at the time of move-in and at the time of move-out by the tenant.

This form is provided as a sample only. If this form is not used, landlords and tenants must ensure that their form complies with the Residential Tenancy Regulation (Part 3, sections 19 & 20).

If the landlord or tenant complete improvements, it is recommended that a new condition inspection report is completed or an addendum signed by both parties is attached to this report.

At the Start of the Tenancy:

1. Box A: Insert the legal name of the landlord.
2. Box B: Insert the landlord's address for service at the start of the tenancy.
3. Box C: Insert the legal name of the tenant.
4. Box D: Insert the address of the rental unit, including suite or apartment number and street address as set out in the tenancy agreement.
5. Box E: Insert the date the tenant is entitled to possession of the rental unit.
6. Box F: Insert the date the move-in inspection is conducted.
7. Box I: Insert the names of the person who carries out the inspection on behalf of the tenant, if not the tenant.
8. Boxes J, K, L, M, N, O, P, Q, R, S, T, U and V: Use the "Comment" and "Code" columns under the heading "Condition at Beginning of Tenancy" to record the code that best describes the condition of the premises at the beginning of the tenancy for each of the rooms or areas of the rental unit listed in these boxes. Under the Code column list the code for the word that best describes the state of repair or damage, and the code that best describes the state of cleanliness of the unit. If condition and cleanliness are both good, use the ? . If not, only one code for condition and one code for cleanliness (DT or ST), should be used. Use the comment column to provide details, if necessary, to better describe the condition described by the codes. FOR EXAMPLE: if the ceiling had 3 small holes in it and was clean, on the "ceiling" line you would insert in the Code column the code letter "D" to indicate that the ceiling was damaged and would write the words "3 small holes" in the comment column to describe the damage. If the ceiling was also dirty, you would also insert the letters DT in the Code column. Blank lines should be used to add items such as furniture and electrical connections that are not specified on the form. Tenants can use the "comments" column to note any specific disagreement with the landlord's assessment.
9. Box W: Keys and Controls. Use this section to record the number of keys or controls given to the tenants at the beginning of the tenancy. Keys and controls include metal or plastic door keys, and remote controls to open secured parking gates or garage doors.
10. Box X: Use this box to list repairs that need to be done at the start of the tenancy.
11. Box Y: If the tenant disagrees with the report, check "disagree, for the following reasons", note the parts of the report that he or she disagrees with, if any, and set out the condition that he or she thinks best describes that part of the rental unit, and then sign and date this box. If the tenant agrees with report, check "agree", and sign and date the box.
12. Box 3: The landlord is to sign in this box on move-in, indicating that the report has been completed.
13. Box 4: The tenant, or the tenant's agent, is to sign in this box on move-in, indicating that the report has been completed.
14. The landlord should give the tenant a signed copy of this report immediately, if possible, or must provide a signed copy to the tenant within 7 days of the inspection.

At the End of the Tenancy:

15. Box G: Insert the date the tenant moves out of the rental unit.
16. Box H: Insert the date the move-out inspection is carried out.
17. Box I: Insert the names of the person who carries out the inspection on behalf of the tenant, if not the tenant.
18. Boxes J, K, L, M, N, O, P, Q, R, S, T, U and V: Following the procedure set out in (8), using the column for "Condition at End of Tenancy".
19. Box W: Record the number of keys or controls returned by the tenants at the end of the tenancy.
20. Box Z: Use this box to list all damage to the rental unit or residential property for which the tenant is responsible.
21. Box 1: If the tenant disagrees with the report, check "do not agree, for the following reasons", note the parts of the report that he or she disagrees with, if any, and set out the condition that he or she thinks best describes that part of the rental unit, and then sign and date this box.. If the tenant agrees with report, check "agree", and sign and date the box.
22. Box 2: If, at the end of the tenancy, the tenant agrees that the landlord may retain all or a part of the security deposit or the pet damage deposit to pay a liability or obligation owed by the tenant to the landlord, the tenant should set out details of the amounts to be deducted, and what each amount is for. The tenant's agent cannot agree to deductions from the security or pet damage deposit without authorization from the tenant.
23. Box 3: The landlord is to sign in this box on move-out, indicating that the report has been completed.
24. Box 4: The tenant, or the tenant's agent, is to sign in this box on move-out, indicating that the report has been completed.
25. Box 5: The tenant, or the tenant's agent, is to insert the tenant's forwarding address in this space so that the landlord will have an address to forward the security deposit and mail, to the tenant.
26. Box 6: The landlord is to insert his or her name and current mailing address in this space so that the tenant may know where and how to contact the landlord in the future.
27. The landlord should give the tenant a signed copy of this report immediately, if possible. If the landlord needs to have a copy made, a signed copy must be provided to the tenant within 15 days after the later of, the date the inspection was completed, and the date the landlord receives the tenant's forwarding address in writing.

FOR MORE INFORMATION

RTB website: www.gov.bc.ca/landlordtenant

Public Information Lines 1-800-665-8779 (toll-free) Greater Vancouver 604-660-1020 Victoria 250-387-1602

SCHEDULE E

LEGAL DESCRIPTIONS AND MUNICIPAL ADDRESSES

Property:

Legal Description:

Parcel Identifier: 010-347-968
Block 122, District Lots 6158 and 6161
Range 5, Coast District, Plan 5777

Municipal Address:

1015 – 1050 Nalabila Boulevard, Kitimat, British Columbia

Buildings:

Legal descriptions and municipal addresses of the Buildings to be completed in accordance with Section 4.4 of this Lease.

Other Buildings:

Legal descriptions and municipal addresses of the Other Buildings to be completed in accordance with Section 4.4 of this Lease.

SCHEDULE F

PHASE I AND PHASE II DEVELOPMENT PLAN AND AMENITY DESCRIPTION



ALEXANDER AVENUE
NALABILA BOULEVARD
SITE PLAN - EXISTING GROUND
AND SERVICES
SCALE 1:250
Bulkley Valley Engineering Services Ltd.
Tel: 250-847-8795 Fax: 250-847-8796
BULKLEY-VALLEY ENGINEERING SERVICES
ALEXANDER APARTMENTS
MULTI RESIDENTIAL
CIVIL DESIGN


ALEXANDER AVENUE
KALAKA BOULEVARD
SITE PLAN - DRAINAGE
SCALE 1:250

Bulkley Valley Engineering Services Ltd.
Tel: 250-847-8795 Fax: 250-847-8796

ALEXANDER APARTMENTS

MULTI RESIDENTIAL
CIVIL DESIGN
Kitimat, BC

ISSUE FOR PERMIT


NALABILA BOULEVARD
ALEXANDER AVENUE

SITE PLAN – SERVICING
SCALE 1:250

Bulkley Valley Engineering Services Ltd.
BULKLEY-VALLEY ENGINEERING-SERVICES

ALEXANDER APARTMENTS

MULTI RESIDENTIAL
CIVIL DESIGN
Kitimat, BC

1 MAR 15 ISSUE FOR PERMIT


ALEXANDER AVENUE
NALABILA BOULEVARD

SITE PLAN – PAVING
SCALE 1:500



SECTION VIEW 2 – ALEXANDER TO EAST PROP. LINE
SCALE 1:500



SECTION VIEW 1 – NALABILA TO NORTH PROP. LINE
SCALE 1:500

FUTURE PROFILE – SERVICING
SCALE 1:500

FUTURE PROFILE – SERVICING
SCALE 1:500

FUTURE PROFILE – SERVICING
SCALE 1:500

1	MAR 16	ISSUE FOR PERMIT	JG

Bulkley Valley Engineering Services Ltd.
Tel: 250-847-8795 Fax: 250-847-8796

ALEXANDER APARTMENTS

MULTI RESIDENTIAL
CIVIL DESIGN
KITIMAT, BC


District of Kitimat
Catch Basin Manhole
District of Kitimat
Catch Basin
District of Kitimat
Sewer Manhole
District of Kitimat
Typical Parking Lot
District of Kitimat
Typical Residential Service
District of Kitimat
Vertical Curb & 90% Gutter
District of Kitimat
Vertical Curb
PLAN
ELEVATION

ISSUE FOR REVIEW AND PERMIT

Bulkley Valley Engineering Services Ltd.
Tel: 250-847-8795 Fax: 250-847-8796
Box 4046, Suite 213, 3815 Railway Ave.Smithers B.C.V0J 2N0

ALEXANDER APARTMENTS

Multi Residential
CIVIL DESIGN
Kitimat, BC



District of Kitimat
Concrete Walkway Overlay
Section A-A
Plan A-A
Detail A-A
District of Kitimat
Typical Thrust Block Locations
District of Kitimat
Hydrant Installation
District of Kitimat
Pipe Bedding Details
District of Kitimat
Water Service Connections
District of Kitimat
Culvert Installation Under Walkway
Culvert Section A-A

Bulkley Valley Engineering Services Ltd.

Tel: 250-847-8795 Fax: 250-847-8796

Box 4046, Suite 213, 3815 Railway Ave.Smithers B.C.V0J 2N0

ALEXANDER APARTMENTS

Multi Residential

CIVIL DESIGN

Kitimat, BC



District of Kitimat



MMCD
STANDARD DETAIL DRAWINGS
CONCRETE ENCASEMENT FOR WATERMAIN / SEWER SEPARATION
G6



MMCD
STANDARD DETAIL DRAWINGS
SEWER CLEANOUT

NOTES

WORK

THE WORK DESCRIBED IN THESE DRAWINGS AND SPECIFICATIONS INCLUDES THE FOLLOWING:

1. WATER IMPROVEMENTS

1.1. SUPPLY AND INSTALLATION OF APPROXIMATELY [illegible] OF [illegible] DIAMETER AWWA POTABLE WATERLINE.
1.2. SUPPLY AND INSTALLATION OF APPROXIMATELY [illegible] OF [illegible] DIAMETER AWWA POTABLE WATER LINE.
1.3. SUPPLY AND INSTALLATION OF APPROXIMATELY [illegible] OF [illegible] DIAMETER AWWA POTABLE WATER LINE.
1.4. SUPPLY AND INSTALLATION OF THREE (3) NEW HYDRANTS.
1.5. SUPPLY AND INSTALLATION OF [illegible] 150mm WATER VALVES.
1.6. SUPPLY AND INSTALLATION OF ONE (1) 50mm WATER VALVE.
1.7. SUPPLY AND INSTALLATION OF SEVEN (7) [illegible] CURB STOPS.
1.8. SUPPLY AND INSTALLATION OF NINE (9) [illegible] CURB STOPS.

2. SANITARY IMPROVEMENTS

2.1. SUPPLY AND INSTALLATION OF APPROXIMATELY [illegible] OF 150mm SANITARY GRAVITY SEWER PIPE.
2.2. SUPPLY AND INSTALLATION OF APPROXIMATELY [illegible] OF 100mm SANITARY SERVICE CONNECTIONS.
2.3. ADJUST GRADE OF TWO (2) SANITARY MANHOLES.

3. STORM IMPROVEMENTS

3.1. SUPPLY AND INSTALLATION OF APPROXIMATELY [illegible] OF 100mm STORM SEWER PIPE.
3.2. SUPPLY AND INSTALLATION OF APPROXIMATELY [illegible] OF 150mm STORM SEWER PIPE.
3.3. SUPPLY AND INSTALLATION OF APPROXIMATELY [illegible] OF 200mm STORM SEWER PIPE.
3.4. SUPPLY AND INSTALLATION OF APPROXIMATELY [illegible] OF 250mm STORM SEWER PIPE.
3.5. SUPPLY AND INSTALLATION OF APPROXIMATELY [illegible] OF 300mm STORM SEWER PIPE.
3.6. SUPPLY AND INSTALLATION OF [illegible] CONCRETE CATCH BASIN.
3.7. SUPPLY AND INSTALLATION OF ONE (1) NEW STORM MANHOLE.
3.8. ADJUST GRADE OF ONE (1) EXISTING STORM MANHOLES.

4. SITE DEVELOPMENTS

4.1. SUPPLY AND INSTALL APPROXIMATELY [illegible] SQUARE METERS OF ASPHALT PAVING INCLUDING SUBGRADE PREP.
4.2. SUPPLY AND INSTALL APPROXIMATELY [illegible] LINEAR METERS OF CONCRETE CURB AND GUTTER INCLUDING SUBGRADE PREP.
4.3. SUPPLY AND INSTALL APPROXIMATELY [illegible] SQUARE METERS OF GRADED, SEEDED TOPSOIL.
4.4. SUPPLY AND INSTALL APPROXIMATELY [illegible] LINEAR METERS OF CONCRETE WALKWAY.

STANDARDS AND REGULATIONS: WHERE APPLICABLE ALL WORKS SHALL BE UNDERTAKEN AND CONFORM TO DISTRICT OF KITIMAT STANDARD DETAILS AND SPECIFICATIONS. WHERE NOT AVAILABLE WORKS SHALL CONFORM TO MMCD STANDARD DETAILS AND SPECIFICATIONS.

ALL APPLICABLE WORKS SHALL CONFORM TO DISTRICT OR WHERE APPLICABLE MMCD STANDARDS SPECIFICATIONS INCLUDING BUT NOT NECESSARILY LIMITED TO THE FOLLOWING (EXCERPT):

[illegible] EXCAVATION, TRENCHING AND BACKFILL

[illegible] ROADWAY EXCAVATION, EMBANKMENT AND COMPACTION

[illegible] AGGREGATES AND GRANULAR MATERIALS

[illegible] STORM SEWERS

[illegible] SANITARY SEWERS

[illegible] WATERMAINS

ADDITIONAL STANDARDS AND REGULATIONS INCLUDE:

AWWA [illegible] FOR DISINFECTING WATER MAINS.

AWWA [illegible] FOR THE UNDERGROUND INSTALLATION OF PVC PRESSURE PIPE AND FITTINGS FOR WATER INCLUDING PRESSURE AND LEAKAGE TESTING.

SPECIAL PROJECT CONSIDERATIONS:

CONTRACT ADMINISTRATION/SITE USAGE ARE ALL TO BE COORDINATED WITH THE DISTRICT OF KITIMAT ENGINEERING STAFF. CARE SHALL BE TAKEN TO ISOLATE THE PUBLIC AND FACILITY USERS FROM CONSTRUCTION EQUIPMENT, MATERIALS AND THE WORK SITE. SPECIAL CARE SHALL BE TAKEN TO ENSURE THE SITE IS ISOLATED AND WHERE APPLICABLE LOCKED FROM ACCESS BY THE PUBLIC DURING NON-CONSTRUCTION HOURS. SPECIAL CARE SHALL BE TAKEN TO ENSURE THE SITE IS KEPT TIDY DURING CONSTRUCTION AND CLEANED UP AT THE END OF EACH CONSTRUCTION DAY.

OBEY ALL APPLICABLE BYLAWS INCLUDING BUT NOT LIMITED TO WORK AND HIGHWAY USE.

NO OPEN FIRES OR BURNING OF MATERIALS OF REFUSE IS PERMITTED.

COORDINATE UTILITY OUTAGES WITH DISTRICT STAFF. WHERE REQUIRED TO, PROVIDE ADEQUATE WRITTEN NOTIFICATION TO AFFECTED RESIDENCES.

DISINFECTION OF WATER MAINS SHALL BE COORDINATED WITH DISTRICT STAFF AND BVES AND SHALL BE UNDERTAKEN TO CURRENT AWWA STANDARDS FOR DISINFECTION OF NEWLY CONSTRUCTED WATER DISTRIBUTION SYSTEMS.

ALL WORK AND WORKERS TO COMPLY TO WORKSAFE BC STANDARDS AND GOOD SAFE WORK PRACTICES.

THE CONTRACTOR IS RESPONSIBLE FOR LOCATING AND PROTECTING ALL UNDERGROUND AND OVERHEAD UTILITIES AND EXISTING FACILITIES.

NOTE DESIGN SITE WORK WAS COMPLETED BASED ON SURFACE TOPOGRAPHY PROVIDED BY [illegible] ENGINEERING. BVES CANNOT WARRANTY THE CORRECTNESS OF WORK WHICH RELIES UPON THIS DATA.

ADDITIONAL SURVEY OF SITE AFTER DEMOLITION TO BE UNDERTAKEN BY BVES.

COMPLETE ALL SITE AND SUBGRADE PREPARATION IN ACCORDANCE WITH [illegible] GEOTECHNICAL REPORT FOR THIS SITE.

ISSUE FOR REVIEW AND PERMIT

Bulkley Valley Engineering Services Ltd.
Tel: 250-847-8795 Fax: 250-847-8796
Box 4046, Suite 213, 3815 Railway Ave.Smithers B.C.V0J 2N0

ALEXANDER APARTMENTS
Multi Residential
Civil DESIGN
Kitimat, BC


16
7
GARBAGE ENCLOSURE
SNOW DUMP
TYPE B
TYPE B
TYPE B
2 SPACES
2 SPACES
20 FOOT RIGHT OF WAY
TYPICAL EXTERIOR RAIL
TYPE A
TYPE A
TYPE A
TYPE A
2 SPACES
2 SPACES
20 FOOT RIGHT OF WAY
12 SPACES
8 SPACES
1:25 APRON
1:25 APRON
NALABILA BOULEVARD
NOT FOR CONSTRUCTION
Don Condon • Architect
ALEXANDER AVENUE HOUSING PROJECT
LANDSCAPE PLAN
L1



BC BUILDING CODE

NOT FOR CONSTRUCTION

Don Condon - Architect

ALEXANDER APARTMENTS TYPE A

BASEMENT PLAN

A1-A



GARAGE VENTILATION SYSTEM

PROVIDE A VENTILATION SYSTEM IN ACCORDANCE WITH PART 4.3.2.2.[illegible] OF THE B.C. BUILDING CODE. THIS WILL INCLUDE A CARBON MONOXIDE DETECTORS, TWO EXHAUST FANS THROUGH THE EXTERIOR WALL ON THE RAMP SIDE RATED AT 2000 CFM EACH AND TWO INTAKE FANS ON THE OPPOSITE SIDE RATED AT 2000 CFM. PENETRATIONS THROUGH THE EXTERIOR WALL ARE TO BE PROTECTED WITH 2 HOUR RATED FIRE DAMPERS. ONE EXHAUST FAN IS TO BE DESIGNED TO RUN CONTINUOUSLY AT 1/3 SPEED TO KEEP THE SPACE AT NEGATIVE PRESSURE. AT THE SIGNAL FROM ANY SENSOR, ALL FOUR FANS ARE TO OPERATE AT FULL CAPACITY.

ELECTRICAL LEGEND

- DUPLEX OUTLET
- CABLE OUTLET
- TELEPHONE/DATA OUTLET
- EMERGENCY LIGHT
- LIGHT FIXTURE TO SUIT LOCATION

FFH | ELECTRICAL FAN FORCED HEATER

(F) PROVIDE AND INSTALL 2A-10BC FIRE EXTINGUISHER

NOT FOR CONSTRUCTION

Dan Condon • Architect

ALEXANDER APARTMENTS TYPE A

[illegible], B.C.

BASEMENT CEILING PLAN

BY: D.C.

SCALE: 1/8"=1'-0"

DATE: MAR 18 [illegible]

A2-A


TYPICAL STRUCTURE AND DIMENSIONS SHOWN IN THIS UNIT
BAY WINDOW ONLY AT 2ND AND THIRD FLOOR
ENGINEERED BEAMS ON THIS LINE, DROPPED FOR DUCTING
BAY WINDOW ABOVE
ENGINEERED FLOOR SYSTEM
CANTILEVER
DECK
LIVING
DINING
KITCHEN
BEDROOM
UNDERSIDE OF STAIR CANOPY
45 MINUTE FIRE SEPARATIONS WHERE SHOWN DASHED TYPICAL EACH UNIT
TYPICAL ELECTRICAL AND DOOR SIZES SHOWN IN THIS UNIT
FIRE SEPARATIONS

MECHANICAL AND ELECTRICAL

WORK TO BE COMPLETED BY QUALIFIED TRADESMEN

ELECTRICIAN TO DESIGN OVERALL ELECTRICAL SERVICE AND HEATING LOAD USING BASEBOARD HEATING IN EACH UNIT AND FAN FORCED HEATERS AT ENTRANCES AND COMMON HALLWAYS

AT EACH UNIT INSTALL AN HEAT RECOVERY VENTILATOR AND AN ELECTRIC HOT WATER TANK

PLUMBING AND LIGHTING FIXTURES TO BE SELECTED BY DEVELOPER

PLUMBER TO DESIGN SANITARY AND STORM AND WATER SIZING FOR BUILDING

ENTRY PHONE SYSTEM TO BE INSTALLED

FIRE ALARM SYSTEM

INSTALL A FIRE ALARM SYSTEM IN ACCORDANCE WITH SECTION [illegible] OF THE BUILDING CODE.
SMOKE DETECTORS ARE REQUIRED IN EACH PUBLIC CORRIDOR AND AT THE TOP FLOOR OF EACH STAIR AND LOCATED AT THE CEILING LEVEL.

WALL TYPES

INTERIOR OF EACH APARTMENT
1/2" DRYWALL EACH SIDE OF WOOD STUD WALL
EXCEPT WHERE NOTED.

BETWEEN APARTMENT AND CORRIDOR OR STAIR
5/8" TYPE X DRYWALL ON
RESILIENT CLIPS TO ONE SIDE
2 LAYERS 5/8" TYPE X TO OTHER SIDE
SOUND BATTS
ON WOOD FRAME WALL
B.C. BUILDING CODE [illegible]
45 MINUTE FIRE/ SOUND RATING [illegible]

BETWEEN APARTMENTS
SAME AS ABOVE EXCEPT ADDITIONAL BOARD [illegible] BE INSTALLED IN ADDITION TO INCREASE THE SOUND RATING

BETWEEN STAIR AND CORRIDOR
1 LAYER 5/8" DRYWALL EACH SIDE OF WOOD STUD WALL

USE TYPE X GYPSUM BOARD AT INTERIOR FACE OF EXTERIOR WALL AT SIDES OF BUILDING

ELECTRICAL LEGEND

- DUPLEX OUTLET
- CABLE OUTLET
- TELEPHONE/DATA OUTLET
- EMERGENCY LIGHT
- LIGHT APPROPRIATE TO LOCATION
- FFH ELECTRICAL FAN FORCED HEATER

HEATING LAYOUT BY ELECTRICAL CONTRACTOR

PROVIDE AND INSTALL 2A-10BC FIRE EXTINGUISHER AS DIRECTED BY FIRE CHIEF

VENTILATION

AT EXIT STAIRWAYS INSTALL AN INTAKE FAN AT THE BOTTOM FLOOR AND A RELIEF AIR DAMPER AT THE TOP FLOOR - [illegible] CFM

AT THE INTERNAL CORRIDORS INSTALL A DUCTED INTAKE FAN OF [illegible] CFM AND A DUCTED RELIEF AIR DAMPER TO THE EXTERIOR WALL AT EACH FLOOR

THESE INTAKE FANS ARE TO RUN CONTINUOUSLY

NOT FOR CONSTRUCTION

Don Condon - Architect

ALEXANDER APARTMENTS TYPE A

[illegible], B.C.

TYPICAL FLOOR PLAN - GROUND LEVEL AND SECOND

BY: D.C.
SCALE: 1/4"=1'-0"
DATE: MAR 18 [illegible]

A3-A


TYPICAL STRUCTURE AND DIMENSIONS SHOWN IN THIS UNIT
DECK
LIVING
BEDROOM
DINING
KITCHEN
STORAGE
TYPICAL ELECTRICAL AND DOOR SIZES SHOWN IN THIS UNIT
FIRE SEPARATIONS
NOT FOR CONSTRUCTION

THIS FLOOR SAME AS
LOWER FLOORS EXCEPT
ADDED AREA ADJACENT
DINING ROOMS AND
NO COLUMNS AT
GRIDLINES 2,4 & 6

Don Condon • Architect

ALEXANDER APARTMENTS - TYPE A

THIRD FLOOR PLAN

A4-A


11 PARKING SPACES
CHAIN LINK TENANT STORAGE
MAINTENANCE
ROOM ELECTRICAL
RAMP
1 1/2 HOUR RATED ROLL DOWN DOOR INSULATED

BC BUILDING CODE

PER SECTION 9.10.4.3 THE PARKING GARAGE/BASEMENT IS CONSIDERED A SEPARATE BUILDING

THE EXTERIOR WALLS AND CEILING/FLOOR ABOVE IS TO BE CONSTRUCTED AS A 2 HOUR FIRE SEPARATION AND ALL OPENINGS ARE TO BE PROTECTED WITH 1 1/2 HOUR RATED CLOSURES

THE INSTALLATION OF RATED CLOSURES TO ALL OPENINGS IS INTENDED TO NEGATE THE REQUIREMENT FOR SPRINKLERS AND PROJECTED CONCRETE "EYEBROWS" OVER THE OPENINGS

THE CLASSIFICATION OF THE PARKING GARAGE AS A SEPARATE BUILDING IMPLIES THAT THE 4 STOREY BUILDING ABOVE IS A SEPARATE BUILDING AND FALLS WITHIN PART 9 OF THE BUILDING CODE

WALL SURROUNDING STAIR
2 LAYERS 5/8" TYPE X EACH SIDE
WOOD STUD WALL
2 HOUR FIRE SEPARATION
BC BUILDING CODE TYPE W32

NOT FOR CONSTRUCTION

Don Condon - Architect

ALEXANDER APARTMENTS TYPE B

BASEMENT PLAN

A1-B



A
B
EFH

GARAGE VENTILATION SYSTEM

PROVIDE A VENTILATION SYSTEM IN ACCORDANCE WITH PART 6.2.2.3.(x) OF THE B.C. BUILDING CODE. THIS WILL INCLUDE A CARBON MONOXIDE DETECTORS, TWO EXHAUST FANS THROUGH THE EXTERIOR WALL ON THE RAMP SIDE RATED AT 2000 CFM EACH AND TWO INTAKE FANS ON THE OPPOSITE SIDE RATED AT 2000 CFM. PENETRATIONS THROUGH THE EXTERIOR WALL ARE TO BE PROTECTED WITH 2 HOUR RATED FIRE DAMPERS. ONE EXHAUST FAN IS TO BE DESIGNED TO RUN CONTINUOUSLY AT 1/3 SPEED TO KEEP THE SPACE AT NEGATIVE PRESSURE. AT THE SIGNAL FROM ANY SENSOR, ALL FOUR FANS ARE TO OPERATE AT FULL CAPACITY.

ELECTRICAL LEGEND

- DUPLEX OUTLET
- CABLE OUTLET
- TELEPHONE/DATA OUTLET
- EMERGENCY LIGHT
- LIGHTING FIXTURE SUITABLE FOR USE

EFH | ELECTRICAL FAN FORCED HEATER

PROVIDE AND INSTALL 2A-10BC FIRE EXTINGUISHER

NOT FOR CONSTRUCTION

Don Condon • Architect

ALEXANDER APARTMENTS TYPE B

[illegible], B.C.

BASEMENT CEILING PLAN

BY: D.C.
SCALE: 1/4"=1'-0"
DATE: MAR 18 [illegible]

A2-B


TYPICAL ELECTRICAL AND DOOR SIZES SHOWN IN THIS UNIT
FIRE SEPARATIONS
DECK
ENGINEERED FLOOR SYSTEM
CANTILEVER
TYPICAL STRUCTURE AND DIMENSIONS SHOWN IN THESE UNITS

MECHANICAL AND ELECTRICAL

WORK TO BE COMPLETED BY QUALIFIED TRADESMEN

ELECTRICIAN TO DESIGN OVERALL ELECTRICAL SERVICE AND HEATING LOAD USING BASEBOARD HEATING IN EACH UNIT AND FAN FORCED HEATERS AT ENTRANCES AND COMMON HALLWAYS

AT EACH UNIT INSTALL AN HEAT RECOVERY VENTILATOR AND AN ELECTRIC HOT WATER TANK

PLUMBING AND LIGHTING FIXTURES TO BE SELECTED BY DEVELOPER

PLUMBER TO DESIGN SANITARY AND STORM AND WATER SIZING FOR BUILDING

ENTRY PHONE SYSTEM TO BE INSTALLED

FIRE ALARM SYSTEM

INSTALL A FIRE ALARM SYSTEM IN ACCORDANCE WITH SECTION 9.10.18 OF THE BUILDING CODE
SMOKE DETECTORS ARE REQUIRED IN EACH PUBLIC CORRIDOR AND AT THE TOP FLOOR OF EACH STAIR AND LOCATED AT THE CEILING LEVEL.

WALL TYPES

INTERIOR OF EACH APARTMENT
1/2" DRYWALL EACH SIDE OF WOOD STUD WALL EXCEPT WHERE NOTED.

BETWEEN APARTMENT AND CORRIDOR OR STAIR
5/8" TYPE X DRYWALL ON
RESILIENT CLIPS TO ONE SIDE
2 LAYERS 5/8" TYPE X TO OTHER SIDE
SOUND BATTS
ON WOOD FRAME WALL
B.C. BUILDING CODE
45 MINUTE FIRE/ SOUND RATING 51

BETWEEN APARTMENTS
SAME AS ABOVE EXCEPT DONACONNA BOARD MAY BE INSTALLED IN ADDITION TO INCREASE THE SOUND RATING

BETWEEN STAIR AND CORRIDOR
1 LAYER 5/8" DRYWALL EACH SIDE OF WOOD STUD WALL

USE TYPE X GYPSUM BOARD AT INTERIOR FACE OF EXTERIOR WALL AT SIDES OF BUILDING

ELECTRICAL LEGEND

- DUPLEX OUTLET
- CABLE OUTLET
- TELEPHONE/DATA OUTLET
- EMERGENCY LIGHT
- LIGHT APPROPRIATE TO LOCATION
- ELECTRICAL FAN FORCED HEATER

HEATING LAYOUT BY ELECTRICAL CONTRACTOR

(F) PROVIDE AND INSTALL 2A-10BC FIRE EXTINGUISHER AS DIRECTED BY FIRE CHIEF

VENTILATION

AT EXIT STAIRWAYS INSTALL AN INTAKE FAN AT THE BOTTOM FLOOR AND A RELIEF AIR DAMPER AT THE TOP FLOOR — 200 CFM

AT THE INTERNAL CORRIDORS INSTALL A DUCTED INTAKE FAN OF 200 CFM AND A DUCTED RELIEF AIR DAMPER TO THE EXTERIOR WALL AT EACH FLOOR

THESE INTAKE FANS ARE TO RUN CONTINUOUSLY

NOT FOR CONSTRUCTION

Don Condon - Architect

ALEXANDER APARTMENTS TYPE B

TYPICAL FLOOR PLAN - GROUND LEVEL AND SECOND

BY: D.C.
SCALE: 1/4"=1'-0"
DATE: MAR 18 15

A3-B


DECK

THIS FLOOR SAME AS
LOWER FLOORS EXCEPT
ADDED AREA ADJACENT
DINING ROOMS

NOT FOR CONSTRUCTION

Don Condon - Architect

ALEXANDER APARTMENTS - TYPE B

THIRD FLOOR PLAN

A4-B


ASPHALT SHINGLES
CONCRETE FIBER SIDING

TYPICAL FRONT ELEVATION – REAR ELEVATION IDENTICAL

NOT FOR CONSTRUCTION

Don Condon - Architect

ALEXANDER APARTMENTS

FRONT AND REAR ELEVATIONS

SCALE: 1/4"=1'-0"

DATE: MAR 18 15

A5


30 YEAR ASPHALT SHINGLES
12" WIDE SMART SIDE TRIM
SMARTSIDE TRIM AT WINDOWS AND DOORS
METAL COVERED FASCIA AND GUTTER SYSTEM
SMARTSIDE TRIM OVER COLUMNS
CEMENT FIBER SHINGLES
GUARD RAIL AT 42" HIGH AT UPPER LEVELS
CEMENT FIBER SIDING
BLACK STEEL RAILING AT 36" HIGH AT GROUND LEVEL
VINYL WINDOWS
BEDROOM WINDOWS THIS ELEVATION 4'0X5'0 PLACE MULLIONS TO MEET EGRESS REQUIREMENTS
LIVING ROOM WINDOWS THIS ELEVATION 5'0X5'0
CULTURED STONE
PROVIDE SHROUD FOR EXHAUST FAN FOR SNOW PROTECTION
CONCRETE PROTECTION BOARD TO 12" BELOW GRADE

NOT FOR CONSTRUCTION

ALEXANDER APARTMENTS – TYPE A

TYPICAL SIDE ELEVATION WITHOUT RAMP

Don Condon – Architect

SCALE: 1/4"=1'-0"

DATE: MAR 18 11

A6


30 YEAR ASPHALT SHINGLES
12" WIDE SMART SIDE TRIM
SMARTSIDE TRIM AT WINDOWS AND DOORS
VINYL WINDOWS
METAL COVERED FASCIA AND GUTTER SYSTEM
CEMENT FIBER SHINGLES
CEMENT FIBER SIDING
CULTURED STONE
ROLLING FIRE SHUTTER

NOT FOR CONSTRUCTION

Don Condon • Architect

ALEXANDER APARTMENTS

TYPICAL SIDE ELEVATION WITH RAMP

A7


SECTION B
SECTION A
NOT FOR CONSTRUCTION
1 SECTION THROUGH EDGE OF DECK AT LOWEST LEVEL
2 INTERIOR STAIR DETAIL

Don Condon • Architect

ALEXANDER APARTMENTS

BUILDING SECTION AND DETAILS

BY: D.C.

SCALE: 1/4"=1'-0"

A8


TYPICAL OUTSIDE CORNER DETAIL
WINDOW HEAD (DOOR SIMILAR) AT LOCATIONS WITHOUT OVERHANG
NOTE
WINDOW SILL
WINDOW JAMB
ROOF OVERHANG
LOCATION OF MEMBRANE FLASHING AT SILL
WINDOW SEQUENCING
TYPICAL PENETRATION DETAIL
ELECTRICAL, PIPE, DUCT
CEMENT FIBER SIDING
BUILDING PAPER
METAL FLASHING
SILL GASKET
SEE STRUCTURAL DRAWINGS
TYPICAL WALL SECTION

Dan Condon - Architect

ALEXANDER APARTMENTS

TYPICAL ENVELOPE DETAILS

SCALE: AS NOTED

A9


26'-4"
26'-4"
26'-4"
11'-4"
10'
10'
11'-4"
11'-4"
10'
FOUNDATION - PLAN
SECTION
HOLLOW CORE LAYOUT - PLAN

Bulkley Valley Engineering Services Ltd.
Tel: 250-847-8795 Fax: 250-847-8796
Box 4046, Suite 213, 3815 Railway Ave.Smithers B.C.V0J 2N0

ALEXANDER APARTMENTS
Multi Residential
Structural
Kitimat, BC



TYPICAL ADJACENT FOOTINGS
TYPICAL FORMLESS FOOTING DETAIL
TYPICAL WALL REINFORCING AT CORNERS
TYPICAL STEPPED FOOTING DETAIL
TYPICAL ON-GRADE STAIR DETAIL
TYPICAL BOLLARD DETAIL

Bulkley Valley Engineering Services Ltd.
Tel: 250-847-8795 Fax: 250-847-8796
Box 4046, Suite 213, 3815 Railway Ave. Smithers B.C. V0J 2N0

ALEXANDER APARTMENTS
MJS Residential
Structural
Kitimat, BC



INTERIOR CAST BEARING

EXTERIOR CAST IN PLACE SIDE LAP

INTERIOR CAST IN PLACE SHEAR WALL

INTERIOR MASONRY SHEAR WALL

INTERIOR CHANGE OF DIRECTION



BEAM TO WALL AND COLUMN DETAIL



DUMMY GROOVE
Scale: NTS



TYP. FOUNDATION WALL SECTION



Bulkley Valley Engineering Services Ltd.

Tel: 250-847-8795 Fax: 250-847-8796

Box 4046, Suite 213, 3815 Railway Ave.Smithers B.C.V0J 2N0

ALEXANDER APARTMENTS

Multi Residential

Structural

Kitimat, BC